STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE-MODIFIED NET

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


1.    Basic Provisions ("Basic Provisions").

      1.1 Parties: This Lease ("Lease"), dated for reference purposes only, January 7, 2005, is made by and between MW Investments ("Lessor"), and Yolo Community Bank a wholly owned subsidiary of North Valley Bancorp, a California Corporation, ("Lessee"), (collectively the "Parties," or individually a "Party").

      1.2(a) Premises: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 378 N. Sunrise Blvd., Suite 100 County of Placer, located in the City of Roseville, State of, California, with zip code 95661 as outlined on Exhibit A - attached hereto ("Premises"). The "Building" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): as outlined on Exhibit C. Approximately 4,000 square feet of space in a commercial building of approximately 8,882 square feet.

In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center." (Also see Paragraph 2.)

      1.2(b) Parking: Reciprocal unreserved vehicle parking spaces ("Unreserved Parking Spaces"); and reserved vehicle parking spaces ("Reserved Parking Spaces"). (Also see Paragraph 2.6 and Addendum.)

      1.3 Term: Five years and 0 months ("Original Term") commencing February 15, 2005. ("Commencement Date") and ending February 14, 2010 ("Expiration Date"). (Also see Paragraph 3.)

      1.4 Early Possession: N/A ("Early Possession Date"). (Also see Paragraphs 3.2 and 3.3.)

      1.5 Base Rent Paid: $8,800.00 per month ("Base Rent"), payable on the First day of each month commencing June 1, 2005 (Also see paragraph 4.)

[X]   if this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum 1 attached hereto.

      1.6(a) Base Rent Paid Upon Execution: $13,200.00 as Base Rent for the period April 15, 2005 thru May 30, 2005, Lesse shall also pay upon execution $3,000.00 as net charges for the period April 15, 2005 thru May 30, 2005.

      1.6(b) Lessee's Share of Common Area Expenses: Forty three and 03/100 percent (43.03%) ("Lessee's Share") as determined by,

[X]   Prorata square footage of the premises as compared to the total square footage of the Building or [ ] other criteria as described in Addendum 1.

      1.7 Security Deposit: $11,904.48 ("Security Deposit"). (Also see Paragraph 5.)

      1.8 Permitted Use: Financial Service Institution or any other permitted use. ('Permitted Use') (See Paragraph 6.)

      1.9   Insuring Party. Lessor is the "Insuring Party." (Also see Paragraph
8.)

      1.10(a) Real Estate Brokers. The following real estate broker(s) (collectively, the 'Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

[X]   Properties Unlimited represents Lessor exclusively ("Lessor's Broker");

[X]   CBRE represents Lessee exclusively ("Lessee's Broker"); or

[ ] N/A represents both Lessor and Lessee ("Dual Agency"). (Also see Paragraph 15.)

      1.10(b) Payment to Brokers. Upon the execution of this Lease by both Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s) (or in the event there is no separate written agreement between Lessor and said Broker(s), the sum of (4%) for brokerage services rendered by said Broker(s) in connection with this transaction. Said fee shall be paid (2.5%) to Lessee's Broker and (1.5%) to Lessor's Broker

      1.11  [DELETED]

      1.12 Addenda and Exhibits. Attached hereto are Addendum #1 or Addenda consisting of paragraphs 1 through 13, Addendum #2 consisting of Paragraph 1, and Exhibits A, C & D, all of which will constitute a part of this Lease.

2.    Premises, Parking and Common Areas.

      2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

      2.2 Condition. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

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      2.3   Compliance with Covenants, Restrictions and Building Code. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

      2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that is has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record ( collectively, "Applicable Laws") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other that as set forth in this Lease.

      2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in the Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

      2.6 Vehicle Parking. Lessee shall be entitled to use the number of Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

            (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

            (b) It Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

            (c) Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law.

      2.7 Common Areas - Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

      2.8 Common Areas - Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

      2.9 Common Areas - Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

      2.10 Common Areas - Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

            (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

            (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

            (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

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            (d) To add additional buildings and improvements to the Common
Areas;

            (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

            (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.    Term.

      3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

      3.2 Early Possession. If an Early Possession Date is specified in Paragraph 1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

      3.3 Delay In Possession. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or it no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days after the end of said sixty (60) day period, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the Original Term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.    Rent.

      4.1 Base Rent. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

      4.2 Common Area Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

            (a)  Expenses" are defined, for purposes of
this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

                (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                       (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                       (bb) Exterior signs and any tenant directories.

                       (cc) Fire detection and sprinkler systems.

                (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

                (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

                (iv) Reasonable reserves set aside for maintenance and repair of Common Areas.

                (v) Real Property Taxes (as defined in Paragraph 10.2) to be paid by Lessor for the Building and the Common Areas under Paragraph 10 hereof.

                (vi) The cost of the premiums for the insurance policies maintained by Lessor under Paragraph 8 hereof.

                (vii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

                (viii) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

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            (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

            (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

      (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be credited the amount of such over-payment against Lessee's Share of Common Area Operating Expenses next becoming due. If payment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten
(10) days after delivery by Lessor to Lessee of said statement.

5. Security Deposit. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all times bear the same proportion to the then current Base Rent as the initial Security Deposit bears to the initial Base Rent set forth in Paragraph 1.5. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.    Use.

      6.1   Permitted Use.

            (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

            (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

      6.2   Hazardous Substances.

            (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of

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the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

            (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

            (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created, or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

      6.3 Lessee's Compliance with Requirements. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

      6.4 Inspection; Compliance with Law. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, with a bank officer present, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.    Maintenance, Repairs, Utility Installations, Trade Fixtures and
Alterations.

      7.1   Lessee's Obligations.

            (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee and whether or not the need for such r occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph
7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

            (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning, and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

            (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph
13.2 below.

      7.2 Lessor's Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

      7.3   Utility Installations, Trade Fixtures, Alterations.

            (a) Definitions; Consent Required. The term "Utility Installations" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "Lessee-Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $10,000.00.

            (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All cons6nts given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

            (c) Lien Protection. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

      7.4   Ownership, Removal, Surrender, and Restoration.

            (a) Ownership. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

            (b) Removal. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

            (c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of is obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.    Insurance; Indemnity.

      8.1 Payment of Premiums. The cost of the premiums for the insurance policies maintained by Lessor under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

      8.2   Liability Insurance.

            (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises' endorsement and contain the 'Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "Insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

            (b) Carried by Lessor. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

      8.3   Property Insurance-Building, Improvements and Rental Value.

            (a) Building and Improvements. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. 1f the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

            (b) Rental Value. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

            (c) Adjacent Premises. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

            (d) Lessee's Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

      8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by

Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

      8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or 'insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

      8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

      8.7 Indemnity. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

      8.8 Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.    Damage or Destruction.

      9.1   Definitions.

            (a) "Premises Partial Damage" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

            (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

            (c) "Insured Loss" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

            (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

            (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

      9.2 Premises Partial Damage - Insured Loss. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

      9.3 Partial Damage - Uninsured Loss. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(11) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

      9.4 Total Destruction. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

      9.5 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

      9.6   Abatement of Rent; Lessee's Remedies.

            (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation, or restoration.

            (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph
9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

      9.7 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect but subject to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may at Lessor's option either (I) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000 whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over lb) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

      9.8 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

      9.9 Waiver of Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.   Real Property Taxes.

      10.1 Payment of Taxes. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

      10.2 Real Property Tax Definition. As used herein, the term "Real Property Taxes' shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

      10.3 Additional Improvements. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10. I hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

      10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

      10.5 Lessee's Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12.   Assignment and Subletting.

      12.1 Lessor's Consent Required, excluding any merger, acquisition, reconfiguration or transfer to a wholly owned subsidiary, any of which will not constitute an assignment or sublease.

            (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

[deleted text]

            (c) The involvement of Lessee or its assets in any transaction, or series of transactions (byway of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

            (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("Lessor's Notice"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition) or one hundred ten percent (110%) of the price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior to the adjustment specified in Lessor's Notice.

            (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

12.2  Terms and Conditions Applicable to Assignment and Subletting.

            (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

            (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

            (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

            (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

            (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

            (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

            (g) The occurrence of a transaction described in Paragraph 12.2(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased by an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the Security Deposit increase a condition to Lessor's consent to such transaction.

            (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Lessor.

      12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

            (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same to ward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the perform of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accrued under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

            (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessee under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such subless under such sublease.

            (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

            (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

            (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.   Default; Breach; Remedies.

      13.1 Default; Breach. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $1,000.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "Default" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

            (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

            (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

            (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (1) compliance with Applicable Requirements per Paragraph 6.3, (II) the inspection, maintenance and service contracts required under Paragraph 7.1 (b), (111) the rescission of an unauthorized assignment or subletting per Paragraph 12. 1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this

Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1. 1 1 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or
(viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

            (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1 (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

            (e) The occurrence of any of the following events: (I) the making by Lessee of any general arrangement or assignment for the benefit of creditors;
(II) Lessee's becoming a 'debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (IIi) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1 (a) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

            (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

            (g) If the performance of Lessee's obligations under this Lease is guaranteed: (I) the death of a Guarantor, (II) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (Ili) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

      13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

            (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under an statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

            (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

            (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

            (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

      13.3 Inducement Recapture in Event of Breach. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance.

      13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or dead of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

      13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. Condemnation. It the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called 'condemnation'), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.   Brokers' Fees.

      15.1 Procuring Cause. The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease.

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      15.2  Additional Terms. Unless Lessor and Broker(s) have otherwise agreed in writing, Lessor agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1) granted under this Lease or any Option subsequently granted, or lb) if Lessee acquires any rights to the Premises or other premises in which Lessor has an interest, or (c) if Lessee remains in possession of the Premises with the consent of Lessor after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or
(a) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Lessor shall pay said Broker(s) a fee in accordance with the schedule of said Broker(s) in effect at the time of the execution of this Lease.

      15.3 Assumption of Obligations. Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph
15. Each Broker shall be an intended third party beneficiary of the provisions of Paragraph 1.10 and of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

      15.4 Representations and Warranties. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1. 1 0(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnity, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.   Tenancy and Financial Statements.

      16.1 Tenancy Statement. Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

      16.2 Financial Statement. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

23.   Notices.

      23.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

      23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day Delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. It any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to two hundred percent (200%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.   Subordination; Attornment; Non-Disturbance.

      30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

      30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to afforn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

      30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a 'non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

      30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of

Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorneys' Fees. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary 'For Sale' signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary 'For Lease' signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing sub-tenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.   Consents.

      (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

      (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.   Guarantor.

      37.1 Form of Guaranty. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall the have the same obligations as Lessee under this lease, including but not limited to the obligation to provide the Tenancy Statement and information required in Paragraph 16.

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

      37.2 Additional Obligations of Guarantor. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.   Options.

      39.1 Definition. As used in this Lease, the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; lb) the fight of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

      39.2 Options Personal to Original Lessee. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

      39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

      39.4  Effect of Default on Options.

            (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph
13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

            (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a)

            (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or
(iii) if Lessee commits a Breach of this Lease.

40. Rules and Regulations. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ('Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment 'under protest' and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

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

44. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:      Roseville, CA         Executed at:      Woodland
            --------------------------              ----------------------------

On:      1/31/05                        on:  Jan. 25, 2005
   -----------------------------------      ------------------------------------

BY LESSOR:                              BY LESSEE:
MW Investments                          Yolo Community Bank a wholly owned
                                        -----------------------------------
                                        subsidiary of North Valley Bancorp, a
                                        -------------------------------------
                                        California Corporation
                                        ----------------------

By: /s/ MICHAEL J. WIECHERS             By: /s/ JOHN A. DIMICHELE
   -----------------------------------      ------------------------------------

Name Printed:   Michael J. Wiechers     Name Printed:   John A. DiMichele
             -------------------------               ---------------------------

Title:      Owner                       Title:      President/CEO
      --------------------------------        ----------------------------------

Address:   7885 Haley Drive             Address:  630 Main Street Woodland CA
        ------------------------------          --------------------------------
           Granite Bay, Ca. 95746                 95695 & Copy to General
--------------------------------------------------------------------------------
                                                  Counsel to Yolo Community Bank
--------------------------------------------------------------------------------
                                                      300 Park Marina Circle
--------------------------------------------------------------------------------
                                                      P.O. Box 994630
--------------------------------------------------------------------------------
                                                      Redding Ca.  96099-4630
--------------------------------------------------------------------------------

Telephone: (916)  791-8545              Telephone: (530)  668-5800
                ----------------------                    ----------------------
Facsimile: (916)  791-8545              Facsimile: (530)  661-3964
                ----------------------                    ----------------------

BROKER:                             BROKER:

Executed at:   Roseville                Executed at:  Roseville
             -------------------------               ---------------------------

On:                                     on:
   -----------------------------------     -------------------------------------

By:                                     By:
   -----------------------------------      ------------------------------------

Company: Properties Unlimited           Company:    CBRE
        ------------------------------          --------------------------------

Name Printed: Mark Mitnick              Name Printed:     Josie Jaime
             -------------------------               ---------------------------

Title:         Agent                    Title:      Tenant Services
      --------------------------------         ---------------------------------

Address: P.O. Box 1231                  Address:    1512 Eureka Rd., Suite 100
        ------------------------------          --------------------------------

         Loomis, CA 95650                           Roseville, CA 95661
        ------------------------------          --------------------------------

Telephone: (916)  663-0600              Telephone: (916) 781-4801
                 ---------------------                  ------------------------

Facsimile: (916)  663-9982              Facsimile: (916)  781-4870
                 ---------------------                  ------------------------

                                LEASE ADDENDUM #1

First Addendum to Lease Agreement dated January 7, 2005 by and between MW Investments as Lessor, and Yolo Community Bank a wholly owned subsidiary of North Valley Bancorp, a California Corporation as Lessee.

Lessor and Lessee agree to incorporate into the Lease the following modifications, deletions and/or additions:

1. Base Minimum Monthly Rent & Rent Escalator: Lessor and Lessee agree that the Base Rent set forth within this Lease will be increased annually by three percent (3%) starting in the Second Year of the initial Lease Term and continue through the Primary Lease. Said rent shall be as indicated below:

             Months                                      Base Rent
             ------                                      ---------
             February 15, 2005 thru April 14, 2005       Free
             April 15, 2005 thru February 14, 2006       $8,800.00
             February 15, 2006 thru February 14, 2007    $9,064.00
             February 15, 2007 thru February 14, 2008    $9,335.92
             February 15, 2008 thru February 14, 2009    $9,616.00
             February 15, 2009 thru February 14, 2010    $9,904.48

             Net's: Estimated Net expenses for the first year - $2,000.00 per month.

2. Pursuant to Paragraph 12.1. & 12.2. Tenant shall, however, have the right, with Landlords prior consent, not to be unreasonably withheld, to assign or sublet the whole of the leased Premises to any reputable retail tenant for the use as specified herein or such other permitted use and trade name as Landlord shall approve, not to be unreasonably withheld, on the condition that Tenant shall continue to remain liable and obligated under all the terms, conditions and provisions hereof and the further condition that:

      a. Tenant submit written notice to Landlord of its intent to assign or sublet, along with the identification of the proposed retail assignee or sublessee; and

      b.    The proposed assignee or sublesee meet the following conditions:

            (i) The assignee or sublessee be considered "creditworthy" (based on available financial Information and reputation);

            (ii) The assignee or sublessee posses prior retail experience in the permitted use or such other use as Landlord shall have approved; and

            (iii) The landlord and its affiliates, if any, have no previous business with the proposed assignee or sublessee having resulted in any declaration of default, cured or otherwise, of any lease.

      c. Within thirty (30) days after receipt of tenant's written notice, Landlord will advise tenant if, in Landlord's opinion, the proposed assignee or sublessee meets the above conditions. If the proposed assignee or sublessee does not meet the above conditions, such assignment or sublet shall not occur without the same being, at Landlord's opinion, an event of default hereunder.

3. No Waiver of Lessee's Obligation to Insure: Nothing contained in the Lease or in this Addendum, including the abatement of Monthly Base Rent, shall relieve Lessee's obligation to provide the insurance specified in the Lease commencing upon Lessor's delivery of possession to Lessee.

4. Signage: Lessee may, at Lessee's sole cost and expense and subject to landlord and City of Roseville approval, install Lessee's trade name upon the exterior facade of the Premises using individual Plexiglas Brand backlit lettering in accordance with Exhibit D ("Sign Criteria") attached.

      a. Lessee may, at Lessee's sole cost and expense and subject to the approval by the City of Roseville, install Lessee's trade name and/or logo upon the front, side and the back exterior facade of the Premises in the area indicated on Exhibit A, and without other limitations beyond the approval of the City of Roseville. The colors of the lettering/logo, as depicted in the attachment to Exhibit D, shall be approved by the Lessor. Lessee shall also have Landlord's approval to display a neon "Open" sign near the storefront glass.

5. Improvements: Lessor shall deliver the premises to Lessee in "As Is" Condition with Lessor providing Lessee an allowance of up to three dollars ($3.00) per square foot for the following modifications: [modification initialed]

                  A. An HVAC system with distribution installed in the current shop area of Premises, approximately 800 square feet of space. All other portions of the Premises have an existing system in place. Existing HVAC and all other systems shall be warranted by Lessor for one (1) year from Commencement.

                  B. A T-Bar ceiling installed in the current shop area of
                     Premises, approximately 800 square feet of space. All other portions of the Premises have an existing ceiling in place.

                  C. Store fronts glass to replace the current rollup doors in the current shop area of Premises, the roll-up doors shall remain in position above the T-Bar ceiling.

                  D. At Lessor's expense, Lessor shall deliver the Premises with the security gate and shop area demising wall removed and the walls repaired as necessary.

                  E. All other improvements shall be subject to Landlord
                     approval and at Lessee's sole expense.

                  Said amount shall be paid at the completion of the improvements.

6. Financial Statement: At any time during the term of this Lease, Lessee shall provide, upon ten (10) days prior written notice from Lessor, a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and if such is the normal practice of Lessee, shall be audited by an independent certified accountant. Lessor has the right to conduct credit inquiries.

7. Exclusive Use: Lessor covenants that Lessor will not lease any other space in the building to a Financial Service Institution.

8. The attached approved space plan (Exhibit B1 - to be provided by Lessee) illustrates the type of improvements anticipated by the Lessee, and is hereby approved by Lessor.

9. ATM: Lessor hereby grants Lessee permission to install at Lessee's sole expense an ATM machine outside of Premises. Lessee shall upon removing said ATM return area to its original condition.

10. Expansion of Premises: Lessee shall have the first right of refusal to, upon availability, expand into the adjacent space, at to market rent.

11. Option To Renew: Landlord hereby grants to Tenant the option to renew this Lease for two (2) additional terms of three (3) years each, upon the same terms and conditions as herein contained, except as modified by this section provided that Tenant not be in default under this Lease at the time the option is exercised or upon commencement of the extended term. The rent for the options shall be at the then Fair Market rent, but in no event shall the rent be less than the last months rent prior to the expiration of the lease term. The option to renew shall not include broker's commission for the option period, free rent/pre-occupancy, additional option period, and/or new tenant improvements. In the event Tenant desires to exercise its option to extend, Tenant shall so notify Landlord in writing at least six (6) months prior to the expiration of the term. Landlord shall then, within fifteen (15) days after the receipt of said notice, notify Tenant in writing of the new base monthly rent to apply during the extension period. Within fifteen (15) days after receipt of Landlord's notice, Tenant shall give written notice to the Landlord either accepting the proposed new base monthly rent or stating its exception to such proposal and appointing a real estate broker who is experienced in leasing similar type business properties. Within ten (10) days after receipt of such notice, Landlord shall designate a similarly qualified real estate broker and give written notice thereof to Tenant. The two brokers so appointed shall select and appoint in writing a third party similarly qualified real estate broker and then give written notice thereof to Landlord and Tenant. The broker so appointed shall promptly fix a time for the completion of the appraisal, which shall be no later than thirty (30) days from the date of appointment of the last broker. Broker shall notify Landlord and Tenant as to the date fixed for the completion of that appraisal. On that date, the brokers and Landlord and tenant shall meet and brokers shall each submit their appraisal of fair rental value of the Premises for use then being made of the Premises in writing in the usual form to Landlord and Tenant, and the fair rental value shall be determined by taking the numerical average (mean) of the two (2) appraisal figures which are the closest together, provided however, that such appraisals shall reasonably reflect the fair rental value of the Premises. Each of the parties hereto shall pay for the services of his appointee broker and one-half (1/2) of the cost of the services of the third broker. Fair market rental value for the purpose of this Lease shall mean the then prevailing rent for premises comparable in size to the premises located in buildings comparable in size, age, quality to, in the general vicinity of the Building and leased on terms comparable to the terms contained in this lease.

12. Parking: Lessor agrees to allow Lessee, provided that it does not conflict with the CC & R's or any other governing entities, to mark as "Bank Parking Only" or similar language the parking spaces immediately outside of the Premises, subject to first obtaining Lessor approval on the language to be used to identify the spaces, the number of spaces and the location of said spaces.

13. Alarm System: Lessor hereby grants Lessee permission to install at Lessee's sole expense an alarm system to Lessee's specification inside and outside of the Premises. Lessee shall upon termination of Lease remove said alarm system and return the area where it is installed to its original condition.

LESSOR:                                   LESSEE:

/s/ MICHAEL J. WIECHERS                   /s/ JOHN A. DIMICHELE - President/CEO
-------------------------------------     -------------------------------------
By:                                       By:

       1/31/05                                   Jan 25, 2005
-------------------------------------     -------------------------------------
Date                                      Date

                                   ADDENDUM #2

                             DATED JANUARY 21, 2005
                                 BY AND BETWEEN

                            MW INVESTMENTS ("LESSOR")
                                       AND

    YOLO COMMUNITY BANK, a wholly owned subsidiary of North Valley Bancorp, a
                        California corporation ("LESSEE")

This Addendum is hereby made a part of that certain "Standard
Industrial/Commercial Multi Tenant Lease - Modified Net" between the above-mentioned parties dated January 7, 2005 (the "Contract"). Said document shall hereby be amended as follows. In the event of any discrepancy between this document and any previous document(s) the provisions of this document shall prevail.

2.11 Lessee's Share of Common Areas. Lessee's proportionate share of the Building is 43.06%.The building's allocation is 3.06% of the Centerpointe Marketplace Common Area expenses and 6.58% of the Centerpointe Marketplace parking lot expenses as defined in the CC&R's for the Project.

LESSOR:                             LESSEE:

/s/ MICHAEL J. WIECHERS                   /s/ JOHN A. DIMICHELE - President/CEO
-------------------------------------     -------------------------------------
By:                                       By:

       1/31/05                                   Jan 25, 2005
-------------------------------------     -------------------------------------
Date                                      Date










Agreed and Acknowledged:

LANDLORD:                                 Title:
MW INVESTMENTS                                  --------------------------------
                                          Date:          1/31/05
                                                --------------------------------

By: /s/ MICHAEL J. WIECHERS
    ----------------------------------

TENANT:                                   By: /s/ JOHN A. DIMICHELE
YOLO COMMUNITY BANK, a wholly                 ----------------------------------
owned subsidiary of North Valley
Bancorp, a California corporation         Title:      President/CEO
                                                --------------------------------

                                          Date:      Jan 25, 2005
                                               ---------------------------------




--------------------------------------------------------------------------------
CONSULT YOUR ADVISORS - This document (including its exhibits and addenda, if any) has been prepared for review and approval by your attorney. Broker makes no representation or recommendation as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. Consult your attorney and tax accountant.
--------------------------------------------------------------------------------

                      LEASE ADDENDUM # 3 TO THE LEASE DATED
                JANUARY 7, 2005 BETWEEN MW INVESTMENTS AS LESSOR
                     AND YOLO COMMUNITY BANK, A WHOLLY OWNED
                SUBSIDIARY OF NORTH VALLEY BANCORP, A CALIFORNIA
                CORPORATION, AS LESSEE, FOR THE PREMISES AT 378 N
             SUNRISE BLVD., SUITE 100, ROSEVILLE, CALIFORNIA, 95661

            1. The undersigned parties agree that Lessor has finished some of the Improvements mentioned in Paragraph 5 of the Addendum #1 (Improvements). Lessee agrees to finish any and all of the unfinished improvements. Lessor agrees to pay Lessee the sum of $9250.00 for finishing said improvements. Said sum will paid to Lessee or Lessee's contractor upon completion of improvements and upon receipt of a final inspection from the City of Roseville.






/s/ MICHAEL WIECHERS                      /s/ MARK DAY
--------------------------------          ------------------------------------
MW Investments, Lessor                    Yolo Community Bank, Lessee
by Michael Wiechers                       by Mark Day

2/28/05

                                  Exhibit "A"
                   378 N. Sunrise Blvd., Roseville, CA 95661



                       [GRAPHIC LAYOUT OF OFFICE OMITTED]


The information contained herein has either been given to us by the owner of the property or obtained from sources that we deem reliable. We have no reason to doubt its accuracy, but we do not guarantee it. The prospective buyer should carefully verify the items of information contained herein. This information has been adjusted to reflect the purchase price agreed on by the Buyer and the Seller and the anticipated expenses.

                                   Exhibit "C"

                                [GRAPHIC OMITTED]

                                  Exhibit "D"


                                    92-031447                |
                                                             |  Rec Fee  152.00
                                    Recorded                 |  Check    152.00
                                Official Records             |
                                County of Placer             |
                                 Mary Ann Hulse              |
                                    Recorder                 |
                                8:00am 23-Apr-92             |     FOTC EG 50


[illegible] RECORDING REQUESTED BY
[illegible] FOUNDERS [illegible] CO.

RECORDING REQUESTED BY AND
AFTER RECORDING, RETURN TO:

Diller & York
10990 Wilshire Boulevard
Suite 1500
Los Angeles, California  90024
Attention:  Robert H. Nagle, Esq.
--------------------------------------------------------------------------------

                              AMENDED AND RESTATED
                    DECLARATION OF COVENANTS, CONDITIONS AND
                RESTRICTIONS AND GRANTS OF RECIPROCAL EASEMENTS
                -----------------------------------------------

         THIS AMENDED AND RESTATED DECLARATION OF COVENANTS, CONDITIONS AND GRANTS OF RECIPROCAL EASEMENTS ("Declaration") is being entered into, in Placer County, California, this 22nd day of April, 1992, by and among O.P. PARCEL 14, a California general partnership ("Developer"), HOME DEPOT U.S.A., INC., a Delaware corporation ("HD") and PACE MEMBERSHIP WAREHOUSE, INC., a Colorado corporation ("PACE"). The parties hereto are sometimes collectively referred to as "Declarants." This Amended and Restated Declaration supersedes that certain Declaration of Covenants, Conditions and Restrictions and Grants of Reciprocal Easements dated July 12, 1991, by and between Developer and PACE.

                                    RECITALS
                                    --------

         A. Declarants are the Owner in fee simple of eighteen (18) contiguous parcels ("Parcel," or collectively, "Parcels") of real property situated in the County of Placer, State of California, more particularly described in the "Legal Description" attached hereto as Exhibit A, and identified as Parcels 1 through 18 on the Shopping Center Plan attached hereto as Exhibit B ("Site Plan"). For purposes of this Declaration, "Owner" is defined as anyone having fee ownership in the Shopping Center (as defined in E, below).

         B. PACE is the tenant of Parcel 10 as shown on the Site Plan pursuant to that certain Ground Lease with Option to Purchase dated as of April 10, 1991 between PACE and Developer ("Lease"). PACE has an option to purchase Parcel 10 in accordance with the terms of the Lease. For the purposes of this Declaration, any reference to PACE or the Owner of Parcel 10 shall be deemed to refer to PACE as long as PACE is the owner, lessee, or occupant of all or a potion of Parcel 10.

         C. HD is the tenant of Parcel 4 as shown on the Site Plan pursuant to that certain Lease with Right of First Offer to Purchase (Section 18.12) dated May 2, 1990 by and between Developer and HD ("HD Lease"). HD has the right to purchase Parcel 4 in accordance with the terms of the HD Lease.

         D. For the purposes of this Declaration Parcels 1 through 3, 7 through 9, and 12 through 18 are sometimes referred to herein as "Developer's Parcels".

         E. Parcels 1 through 4, 7 through 10, and 12 through 18, together are sometimes referred to herein as the "Shopping Center." Parcels 5, 6 and 11 are not a part of the Shopping Center.

         F. It is the purpose and intent of the parties hereto to develop their respective Parcels as an integrated commercial Shopping Center in the manner depicted on the Site Plan.

         G. For purposes of this Declaration, the Shopping Center is divided into two (2) categories, as shown on the Site Plan, which relate to use, to wit: (1) "Building Area(s);" and, (2) "Common Area(s)," which include parking and access areas.

         H. For purposes of restrictions imposed by this Declaration, the Shopping Center is defined as containing five (5) areas, to wit: (1) The entire Shopping Center; (2) Parcel 4; (3) that portion of the Shopping Center which is CROSS-HATCHED on the Site Plan and hereafter referred to as "HD Restricted Area"; (4) Parcel 10; and (5) that portion of the Shopping Center which is CROSS-HATCHED on the Site Plan and hereafter referred to as "PACE Restricted Area".

         I. It is the purpose and intent of this Declaration to subject the Parcels in the Shopping Center to the covenants, conditions and restrictions hereinafter set forth, and, to establish the easements hereinafter described, pursuant to a general plan of improvement of the Shopping Center for the mutual benefit of the Declarants and future Owners of the Parcels and their respective agents, personal representatives, mortgagees, tenants, grantees, assigns and successors.

                                   AGREEMENT
                                   ---------

         NOW, THEREFORE, and based upon the foregoing recitals, which are incorporated herein, the parties mutually agree as follows:

                       I. COVENANTS RUNNING WITH THE LAND
                          -------------------------------

         1.1 Each covenant, restrictions, promise and/or encumbrance contained in this Declaration shall be binding upon the parties hereto and shall attach to, and run with, their respective Parcels; shall be for the benefit of, and shall be a burden upon, each Declarant, and future Owner, of each Parcel; and, shall be superior to any lien or encumbrance made, done or suffered by any party or Owner after the recording date hereof.

         1.2 Each easement granted herein shall be appurtenant to the dominant estate and shall burden each servient estate.

                            II. LAND USE RESTRICTIONS
                                ---------------------

         2.1 The parties hereto covenant and agree that all usages within their respective Parcels and the Shopping Center shall be those normally associated with a community or family oriented retail shopping center in the Roseville/Sacramento area of California; in Parcel 4 there shall never be less than a ratio of 4.75 parking spaces for every 1,000 square feet of gross leasable area and in the PACE Restricted Area there shall never be less than a ratio of 5 parking spaces for every 1,000 square feet of gross leasable area; and in the other portions of the Shopping Center not less than the number of parking spaces required by applicable law; that no parking charges of any nature will be imposed in the Shopping Center, unless required by a governmental agency having jurisdiction thereof; and, that no parking structure, whether on, over or underground, shall be constructed without the prior written consent of Declarants, which consent may be withheld in their sole discretion.

         2.2      (a)      No portion of the Shopping Center may be used by any
person or entity for any of the following uses or purposes:

                           (i)      A cemetery.

                           (ii)     A mortuary.

                           (iii) A bookstore or other establishment engaged in the business of selling, exhibiting or delivering pornographic or obscene materials.

                           (iv) A so-called "head shop", or for the sale of drug-oriented paraphernalia.

                           (v)      An off-track betting parlor.

                           (vi)     A pawn shop.

                           (vii) A business selling second hand goods; an auction business; or, a business selling distress, fire sale, bankruptcy or "going-out-of-business" merchandise.

                           (viii)   A flea market.

                           (ix)     A stockyard.

                           (x)      A motor vehicle or boat distributorship.

                           (xi) An industrial or manufacturing operation or a junk yard.

                           (xii)    A house of worship.

                           (xiii) Oil development operations, oil refining, quarrying or mining operations of any kind; oil wells, tanks, tunnels or mineral excavation or shafts upon the surface, or within 500 feet below the surface of the Shopping Center. Derricks or other structures designed for use in boring for water, oil, natural gas or other minerals. (Nothing said herein shall restrict the operation of a conventional automobile service station, including car wash facility operated in conjunction therewith, except in the PACE Restricted Area and the HD Restricted Area where such use shall not be permitted without the prior consent of PACE or HD respectively which either PACE or HD may withhold in its sole discretion).

                           (xiv) Noxious or offensive activity or trade, or anything which becomes a nuisance or causes unreasonable disturbance or annoyance to other Owners in the enjoyment of their respective Parcels. (It is agreed by the parties hereto that the operation of a home improvement center on Parcel 4 or the operation of a tire installation center on Parcel 10 shall not be deemed a nuisance herein.)

                  (b) No portion of the PACE Restricted Area or HD Restricted Area may be used by any person or entity for any of the following uses or purposes without the prior written consent of PACE or HD respectively, which either PACE or HD may withhold in its sole discretion:

                           (i)      A service station, a repair shop,
                  lubrication and/or service center, (with the exception that such an operation may be located on Parcel 1, subject to the requirement that no vehicles to be serviced shall be parked overnight or on any other Parcels); a body and fender shop; a separate car wash facility; or, a motor vehicle or boat storage facility.

                           (ii) A training or educational facility. For purposes hereof, "a training or educational facility" shall include, but is not limited to: A beauty school, barber college, reading rooms, place of instruction, or any other operation catering primarily to students or trainees rather than to customers.

                           (iii) A bar or tavern, unless such bar or tavern is incidental to a permitted restaurant use.

                           (iv) An entertainment or recreational facility. For purposes hereof, "an entertainment or recreational facility" shall include, but is not limited to: A bowling alley, skating rink, theatre, billiard room, massage parlor, arcade, game room, health spa or studio or gym, ballroom, dance hall, discotheque, or other place of public amusement.

                  (c) No more than 3,000 square feet of space within the PACE Restricted Area or HD Restricted Area shall be used as office space. For the purposes of this Declaration, "office space" does not include office uses appurtenant to or part of a permitted use, a full service bank office, savings and loan association, savings bank or credit union.

                  (d) No television, radio or other electronic antenna, microwave dish, solar panel, tower or similar device of any type or any other rooftop equipment shall be permitted unless such devices are located or screened in such a manner so as not to be seen from the Shopping Center.

         2.3 In addition to HD only two (2) other occupants of buildings in the Shopping Center in excess of 25,000 square feet shall be permitted to conduct the sale of Christmas trees within the Shopping Center.

         2.4 None of the following activities shall be permitted to operate in the Common Area(s) of the Shopping Center without the prior written consent of Developer, HD and PACE:

                  (a)      Traveling carnivals;

                  (b)      Fairs;

                  (c)      Auctions;

                  (d)      Shows;

                  (e) Sales by transient merchants utilizing vehicles or booths;

                  (f)      Other promotions of any nature; and,

                  (g) Parking lot sales, with the exception that such restriction shall not apply to convenience sales conducted on (i) Parcel 4 by HD, so long as such parking lot sales are conducted only on Parcel 4, and (ii) Parcel 10 by PACE, so long as such parking lot sales are conducted only on Parcel 10.

         2.5      Subject to the above stated restrictions contained in this
Article II, so long as PACE is the Owner of Parcel 10 or is occupying the building on Parcel 10, PACE may use Parcel 10 for any lawful purpose. PACE agrees that it will not lease any portion, or all, of Parcel 10 for the operation of a home improvement store, so long as there is a home improvement store containing at least 60,000 square feet operating in the Shopping Center. This shall not preclude PACE from carrying or offering for sale any and all items and lines of merchandise that they may choose, from to time, to carry and offer for sale at its own store. For purposes hereof, a "home improvement store" shall mean a retail store which offers singularly, or in combination, the sale of lumber; hardware; tools; plumbing supplies; electrical supplies; paint; wallpaper and other wallcoverings; carpet and other floor coverings; tile, including ceramic tile; ceiling fans; garden supplies; plants; light fixtures; cabinets, finished and unfinished; and, patio furniture. Developer and HD agree that as long as a membership warehouse club containing at least 60,000 square feet is operating on Parcel 10, no other portion of the Shopping Center shall be used or operated as a membership warehouse club.

         2.6 Each Owner agrees not to cause, or permit, any hazardous, toxic or radioactive materials identified in Sections 66680 and 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 29, as amended from time to time ("Hazardous Materials"), to be brought upon, kept or used in or about the Shopping Center, or any portion(s) thereof; provided, that if certain Hazardous Materials are necessary for an Owner's (or its tenant(s)') business, such Owner may utilize such Hazardous Materials on such Owner's own Parcel(s), if: (a) Each Owner notifies all of the other Owners, in writing in advance, of the Hazardous Materials that will be used and obtains the prior written consent of Declarants; (b) such Hazardous Materials must be used, kept and stored in a manner which complies with all applicable laws, rules and regulations relating to such Hazardous Materials; and, (c) such Owner shall indemnify in writing acceptable to the Declarants from any and all liability with respect to such Hazardous Materials, as hereafter provided. If any Owner breaches the covenants and obligations set forth herein, or, if the presence of Hazardous Materials on, in or about any Owner's Parcel, and/or the Shopping Center, results in contamination of the Shopping Center, or any portion therefor, then such offending Owner shall indemnify, defend and hold each other Owner free and harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities and losses (including, without limitation, diminution in the value of the Shopping Center and/or the Parcels; damages for the loss or restriction on use of space or of any amenity; and, all sums paid in settlement of claims, attorneys' fees, consultant fees and experts) which arise at any time from such contamination. This indemnification by the offending Owner shall include, without limitation, any and all costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence of Hazardous Materials in, on or about any Parcel in the Shopping Center, or in the soil or ground water on or under the Shopping Center. If any state, federal or local "Super Fund" or hazardous waste clean-up lien, or environmental surcharge, is imposed against the Shopping Center, or any portion thereof, the offending Owner shall, at its sole cost, cause the same to be paid and any resulting lien removed.

                        III. BUILDING TYPE AND APPROVAL
                             --------------------------

         3.1 The exterior elevations of all buildings and building improvements of the Shopping Center, and any alterations, deviations or modifications thereto, shall be subject to the prior written consent of PACE, Developer and HD, which consent shall not be unreasonably withheld or delayed, provided, however, PACE shall have no right to approve the building on Parcel 4 and HD shall have no right to approve the building on Parcel 10. The withholding of consent for any such building elevation submitted for approval, that is consistent with the height restrictions set forth in this Declaration and architectural theme of the Shopping Center, shall be deemed "unreasonable".

         3.2 No buildings shall be erected, placed or permitted to remain within the Shopping Center that are not of the same type and quality of design, materials, and workmanship as are consistent with other first-class shopping centers now and in the future existing in the Northern California area; further, subject to the restrictions set forth in Article II hereof, all buildings located in either the PACE Restricted Area or HD Restricted Area shall be used for retail businesses or service businesses of the type usually found in first-class shopping centers in Northern California.

         3.3 After the opening of the buildings on Parcel 4 and Parcel 10, all construction, alteration or repair work undertaken by the Owner of any Parcel shall be accomplished in an expeditious manner, and, except for emergencies and Parcel 4, no such work shall be done between November 15th and January 15th without the prior written consent of HD or PACE, as the case may be within their respective Restricted Areas, which shall not be unreasonably withheld provided such construction does not interfere with such parties' business on their respective parcel. The party undertaking such work shall take all necessary measures to minimize any disruption or inconvenience caused by such work. Such work shall be accomplished by the party undertaking it in such a manner so as to minimize any damage or adverse affect which might be caused by such work to other Parcels and/or the Parcel on which the work is being accomplished. The party undertaking such work shall repair, at its own cost and expense, any and all damage caused by such work and shall restore the affected portion of the Parcel upon which such work is performed to a condition which is equal to or better than the condition which existed prior to the beginning of such work. In addition, the party undertaking such work shall pay all costs and expenses associated therewith and shall indemnify and hold the other parties harmless from all damages, losses or claims attributable to the performance of such work. Except in cases of emergency, all such work shall be undertaken only after giving the Declarants thirty (30) days' prior written notice of the work to be undertaken; the scope and nature of the work; the duration of the work; the stages in which the work is to be performed; and, the area in which the work is to be performed.

                                   IV. SIGNS
                                       -----

         4.1 Except for directional signs in the Common Area(s) and the freestanding monument and pylon signs at the approximate locations shown on the Site Plan, no signs shall be constructed or maintained in the Common Area(s) of the PACE Restricted Area or the HD Restricted Area without the prior written approval of PACE or HD respectively, which approval shall not be unreasonably withheld or delayed. Developer shall construct and maintain at least two (2) monument signs as shown on the Site Plan. PACE shall have the option, to be exercised in its sole discretion, to be listed on each monument sign and PACE shall pay its share of the monument structures costs based upon the square footage of PACE's sign as a percentage of total square footage of signage on the monuments and for its own sign panels. HD shall have the same option, to be exercised in its sole discretion, to be listed on each monument sign, and shall be responsible to pay its share of monument structures costs based on the same proration as PACE. In the event only one (1) monument sign is allowed for the Shopping Center, PACE and HD shall have the right to place their trade-name signs on the top portion of either side; PACE shall occupy the side facing the PACE building and HD shall occupy the side facing the HD building. In the event two (2) monument signs are provided, PACE shall have the top position on the monument sign facing the PACE building and HD shall have the top position on the monument sign facing the HD building. If three (3) monument signs are provided then PACE shall have the top portion of the monument sign nearest the PACE building and HD shall the top portion of the monument sign nearest the HD building, and both parties shall share the top portion of the remaining monument sign as prescribed above for one (1) monument sign. Developer shall have the right to determine which other Owners or tenants shall be listed on the monument sign.

         4.2 All signs on the exterior of buildings in the Shopping Center shall conform to the sign criteria for the Shopping Center ("Sign Criteria"). A copy of the Sign Criteria is attached hereto, marked Exhibit C and incorporated herein by reference. Developer may amend or modify the Sign Criteria for all areas of the Shopping Center from time to time, subject to the written consent of PACE and HD. Such consent with regard to the PACE Restricted Area or HD Restricted may be withheld in PACE's or HD's sole discretion, otherwise such consent shall not be unreasonably withheld.

                             V. BUILDING LOCATIONS
                                ------------------

         5.1 The buildings and structures shall be constructed in the Shopping Center only in those areas designated on the Site Plan, as Building Area(s). No buildings or structures shall be constructed or permitted in the Common Area(s), except for loading docks, pylon and monument signs (as shown on the Site Plan), directional signs, bumper guards or curbs, landscaping, lighting standards and any other improvement required by the City of Roseville and/or other governmental agencies. In addition, each of the parties may construct and locate sidewalks and walkways and canopies and marquees (with signs which may be affixed thereto) over such sidewalks and walkways, so that the same may encroach a reasonable distance over or upon, as the case may be, the said Common Area(s).

                  All of the foregoing must comply with all applicable laws, rules, ordinances and regulations of the local governmental authority. Following the initial construction of a building or other structure in any Building Area, any portion of such Building Area not improved with a building or other structure shall be improved with parking and/or driveway and/or landscaped area and shall be deemed part of the Common Area(s). Any building or other structure erected within a Building Area, which building or other structure contains less than the maximum number of square feet of floor area allocated to such Building Area by this Declaration, may be expanded to, or replaced by, a building containing up to said maximum, notwithstanding the prior improvements of the portion of the Building Area not occupied by a building in accordance with the immediately preceding sentence.

         5.2 All buildings constructed in the PACE Restricted Area and HD Restricted Area shall be constructed subject to the restrictions set forth in this Declaration. Other than the PACE building or the HD building, no building in the PACE Restricted Area or HD Restricted Area shall exceed one (1) story in height (except mezzanines), and such building height shall not exceed 24 feet (excluding parapets, provided such do not exceed the height of the HD building or the PACE building) from the finished floor without the prior written consent of PACE or HD respectively, which may be withheld by PACE or HD in its sole discretion.

(Notwithstanding anything to the contrary herein contained, the buildings located on Parcel [illegible] may be two story in height not to exceed 17 feet above the finished floor of the HD Building.) No rooftop sign shall be erected on any such building. All buildings shall be constructed and operated in such a manner so as to preserve the "unlimited area code classification" as defined in the appropriate building codes, and shall maintain the same structural classification, site clearances and sprinkler rating as the buildings on Parcel 10 and Parcel 4.

                               VI. COMMON AREA(S)
                                   --------------

         6.1 Subject to the provisions of Article V, above, no building on any Parcel in the PACE Restricted Area may be extended beyond the Building Area(s) shown on the Site Plan without the prior written consent of PACE, which may be withheld in its sole discretion, and no building on any Parcel in the HD Restricted Area may be extended beyond the Building Area(s) shown on the Site Plan without the prior written consent of HD, which consent may be withheld in its sole discretion. Notwithstanding the foregoing, PACE and HD may expand the building areas on their respective parcels with Developer's prior written consent, which shall not be unreasonably withheld.

         6.2 Notwithstanding anything contained in this Article VI to the contrary, the parking ratios for the Shopping Center shall be as follows:

                  (a) at least 5 cars per 1000 square feet of actual Building Area for each Parcel in the PACE Restricted Area except for Parcels 8, 9, and 10;

                  (b) at least 4.5 cars per 1000 square feet of actual Building Area for each Parcel in the HD Restricted Area except for Parcel 4;

                  (c) at least 4.75 cars per 1000 square feet of actual Building Area for Parcel 4;

                  (d) at least 4 cars per 1000 square feet of actual Building Area for Parcels 8 and 9; and

                  (e) the ratio required by applicable law and permits for Parcel 10 and all other Parcels in the Shopping Center (except Parcel 4).

         6.3 The parties further agree that there shall be no change in the parking layout or pattern or traffic flow for the PACE Restricted Area and HD Restricted Area from that shown on the Site Plan without the prior written consent of PACE and HD as to their respective restricted areas, which consent may be withheld in their sole discretion.

         6.4 There shall be no change in the Site Plan, without the prior written consent of HD and PACE, which consent shall in no event be unreasonably withheld or delayed.

         6.5 Developer shall act as the manager ("Manager") of the Common Area(s) of the Shopping Center. As such, Manager shall arrange for the maintenance and repair of the common Areas in such a manner as will be in the best interests of all Owners and consistent with the maintenance and repair undertaken by managers of similar shopping centers in Northern California. The obligations of Manager shall include, but are not limited to, the following:

                  (a) Patching, repairing and resurfacing the parking areas; repair and replacement of curbs, gutters and driveways; restriping of parking areas; repair and replacement of bumper guards; and, repair and replacement of directional signs.

                  (b) Regular sweeping, cleaning and maintenance of sidewalks, walkways, driveways, alley ways and parking areas.

                  (c) Maintenance, repair and replacement of light standards and fixtures in the Common Area(s) and replacement of light bulbs.

                  (d) Maintenance and replacement of all sprinkler systems and landscaping in a neat, clean and attractive manner.

                  (e) Administration of security measures to ensure safe and orderly use of the Common Area.

Notwithstanding the foregoing, Manager shall have no obligation to replace any "capital expense items" in the Common Area on Parcel 10 or Parcel 4. Such items shall be replaced by the respective Owners of said Parcels, unless such Owner agrees to permit such replacement by Manager. For purposes of this Declaration, "capital expense items" shall be defined as those expenses which, in accordance with federal income tax regulations, are not fully chargeable to current account in the year such are incurred.

         6.6 Real and personal property taxes and assessments attributable to the Common Area, Building Areas and all improvements on the Parcels shall be separately assessed to each Parcel and paid by the Owner of such Parcel.

         6.7 Each Owner shall provide separate comprehensive liability insurance coverage for its Parcel and the Common Area situated thereon in accordance with the requirements of Section 9.1 below.

         6.8 The costs and expenses relating to the Common Area (excluding taxes and liability insurance) shall be referred to as

"Common Area Operating Costs" and shall include all of the costs and expenses referred to in Section 6.5; provided, however, that the Owners of Parcel 10 or Parcel 4 shall have no obligation to pay any costs for replacement of "capital expense items" unless such Owner elects to have the Manager replace such items on the Common Area of its Parcel; all utility expense incurred in the Common Area for lighting, watering and maintaining the same; the utility expense for all monument and pylon signs in the Shopping Center; and, a management fee to the Manager equal to ten percent (10%) of the Common Area Operating Costs; provided, however, PACE and HD shall have no obligation to pay its pro rata share of more than five percent (5%) of the Common Area Operating Costs as a management fee. Except for the management fee, the Common Area Operating Costs shall not include any profit.

         6.9 Common Area Operating Costs shall be shared by the Owners of the Parcels, on an estimated basis approved by the Declarants as prescribed below, in the percentages shown on Exhibit D attached hereto.

         6.10     (a)      The Manager shall prepare annually and submit to each
Declarant a detailed budget setting forth the anticipated Common Area Operating Costs for the upcoming year (the "Annual Operating Budget"). The Manager shall use its best efforts to have the first Annual Operating Budget for the Shopping Center prepared and submitted to the Declarants prior to the opening of the Shopping Center. Thereafter, the Manager shall prepare and submit to the Declarants a proposed Annual Operating Budget prior to the end of January of each calendar year, which budget shall cover the twelve (12) month period commencing on February 1 of the year submitted through January 31 of the following year. The Declarants shall have thirty (30) days after receipt of the proposed Annual Operating Budget to either approve or disapprove the same. The failure of any Declarant to give the Manager timely written notice of its approval or disapproval of the proposed Annual Operating Budget shall be deemed said Declarants' approval of same. The proposed Annual Operating Budget shall be deemed approved and shall be binding on all of the Owners if approved by the Declarants. If one or more of such Declarants shall disapprove of any of the terms thereof, said Declarants shall negotiate, in good faith, to establish a final approved Annual Operating Budget for the following year prior to the onset of the period covered thereby (i.e., February 1). If approval of the Annual Operating Budget shall be delayed beyond said date, the Owners shall operate as though the previous year's Annual Operating Budget were still in effect until all of the disputed issues are resolved, with adjustments made as necessary thereafter. If, for any reason, the Declarants are unable to agree upon an Annual Operating Budget by February 1 of the relevant year, PACE and/or HD may assume the maintenance of their respective Parcels' Common Area in which event neither PACE nor HD shall have any obligation to pay any portion of the Annual Operating Budget with regard to their respective Parcel.

                  (b) The Manager shall operate, maintain and repair the Common Area in accordance with the approved Annual Operating Budget and, except as provided in subparagraph (c) below, shall not include as Common Area Operating Costs, or bill the Owners for their pro rata share of, any costs or charges which are not included in the approved Annual Operating Budget; provided, however, that the Manager shall have the right to include, as a part of the Common Area Operating Costs properly chargeable to the Owners, charges associated with any emergency repairs or maintenance to the Common Area which are necessary to prevent injury or damage to persons or the property ("Emergency Expenses"). The Manager shall, however, use reasonable efforts to inform all of the Owners of the necessity of such emergency repairs or maintenance and to obtain the consent of the Owners thereto prior to such incurred expense.

                  (c) Prior to incurring a Common Area Operating Cost for an item or service which is in excess of the cost allocated therefor in the approved Annual Operating Budget and which would result in a greater than ten percent (10%) overrun of the total Common Area Operating Costs set forth on the Annual Operating Budget, the Manager shall send written notice of such expense, and the necessity therefor, to Declarants, and the Manager shall not incur said expense (except to the extent it constitutes an Emergency Expense) until approved by the Declarants. If the Declarants do not agree as to the necessity of the expense, Declarants shall negotiate, in good faith, to resolve their differences respecting same. Any Common Area Operating Costs, which does not require the approval of all of the Declarants, as provided in this subparagraph
(c), may be incurred by the Manager without such consent.

                  Commencing on the opening for business by PACE and thereafter on the first day of each calendar month during the term of this Declaration, each Owner other than HD shall pay to the Manager such Owner's pro rata share of one-twelfth (1/12th) of the approved Annual Operating Budget for the current year. HD shall pay Manager its share of the Annual Operating Budget in twelve
(12) equal installments, upon HD opening for business in the HD building, but in no event later than eighteen (18) months after the date of commencement of construction of the HD building. Payments for any partial month shall be a prorated portion of the normal monthly payment, based on the actual days in such month. Every twelve (12) months, the Manager shall send each Owner a written statement itemizing in detail (including backup material and cost breakdowns) the Common Area Operating Costs actually expended by the Manager for the period covered by the statement including any expenses which are in excess of those shown on the approved Annual Operating Budget (a "Common Area Operating Costs Statement"). If any Owner shall have paid more than its pro rata share of the Common Area Operating Costs actually incurred during the period in question, the Manager shall refund the amount of such excess to

Owner within forty-five (45) days. If any Owner shall have paid less than its pro rata share of said Common Area Operating Costs during said period, such Owner shall pay to the Manager the amount of such deficiency within forty-five
(45) days. Any Declarant may object to any cost or expense shown on any such Common Area Operating Costs Statement (but only to the extent that the cost or expense objected to was not included as a part of the approved Annual Operating Budget, nor separately approved by all of the Declarants) by giving written notice of such objection to the Manager, which written notice shall set forth, in reasonable detail, the grounds for the Declarant's objections ("Disputing Declarant"). Notwithstanding a Declarant's objection, each Declarant shall promptly pay all non-disputed Common Area Operating Costs. In addition, a Declarant may, but shall not be obligated to, pay its pro rata share of the Common Area Operating Costs to which such Declarant objects, which shall be deemed to be made under protest.

                  (d) Upon the final resolution of such dispute(s), the Manager or the Disputing Declarant, as the case may be, shall promptly pay the amount owing by the one to the other, together with interest thereon, from the date of payment by such Owner to the date of reimbursement by the Manager (in the case of payment owed to a Disputing Declarant), or from the date which is ten (10) days after the Common Area Operating Costs Statement is delivered to the Disputing Declarant by the Manager to the date of payment by such Owner (in the case of payment owed to the Manager). Such payments shall bear interest equal to five percent (5%) over the discount rate charged by the Federal Reserve Bank of San Francisco in loans to its member banks as of the twenty-fifth (25th) day of the calendar month immediately preceding the date of the Common Area Operating Costs Statement ("Default Rate").

                  (e) Any Common Area Operating Costs owed to the Manager hereunder, which is more than thirty (30) days past due, shall, for as long as such amounts owing to Manager remain unpaid, bear interest at the Default Rate. Any such penalties or interest which are paid by such delinquent Owner(s) shall be placed in a fund (the "Common Area Fund"), which Common Area Fund shall be established and controlled by Manager and shall be utilized by Manager to pay for unrecovered costs associated with the operation of the Common Area in accordance with this Declaration. Each Owner acknowledges that the late payment of any monthly installment will cause the other Owners to incur certain costs and expenses not otherwise contemplated, the exact amount of such costs being extremely difficult and impractical to ascertain. Such costs and expenses include, without limitation, administrative and collection costs, processing and accounting expenses and other costs and expenses necessary and incidental thereto, such that this charge represents a reasonable estimate of such costs and expenses and is fair compensation to the other Owners for their loss suffered by such nonpayment. The charge provisions contained herein are in addition to the Owners' other rights to enforce the provisions of this Declaration. Notwithstanding anything to the contrary contained herein, these charge provisions shall not apply to PACE or HD so long as they own their respective Parcels.

                  (f) Within two (2) years after receipt of any Common Area Operating Costs Statement, any Owner may, at its own expense, audit such Statement. If it shall be determined, as a result of such audit, that the Owner has paid in excess of the amount required pursuant to this Declaration, then such overpayment shall be credited toward the next installment that would otherwise be due from such Owner. In addition, if the Common Area Operating Costs Statement required such Owner to pay in excess of three percent (3%) over the amount that such Owner should have paid (as determined by the approved audit), then the Manager, at its sole expense, shall pay all of the audit [illegible]:, Owner's reasonable costs and expenses connected with such audit and such cost or expense shall not be chargeable to Common Area Operating Costs.

         6.11 Should Developer refuse to act as Manager, or in the event Developer fails to carry out its duties as Manager in a reasonable and competent manner consistent with the duties of managers of like shopping centers in the Bay Area, then PACE may assume the maintenance of Parcel 10 Common Areas and HD may assume the maintenance of Parcel 4 Common Areas. The remaining Owner(s) may select a substitute or replacement Manager, subject to the terms and conditions of this Declaration.

         6.12 The Common Area(s) shall not be used for the parking of trucks, except as follows:

                  (a) The parking, loading or unloading of trucks during and in connection with the construction or demolition of buildings and delivery or removal of trade fixtures, including signs, or the construction, repair or maintenance of parking area and improvements and facilities herein-permitted; upon the condition, however, that any such use shall be confined to that which is reasonably necessary in connection with the matters herein specified and shall be diligently and promptly performed.

                  (b) The temporary parking for loading and unloading for purposes of servicing and supplying the businesses in the Shopping Center.

                  (c) The temporary parking of trucks that are customers, personal vehicles by customers of businesses in the Shopping Center while shopping in the Shopping Center.

         6.13     (a)      The Owner of Parcel 10 and the Owner of Parcel 4
shall each have the right as of January 1 of each year to withdraw their Parcel from all or a portion of the Common Area maintenance performed by the Manager by giving the Manager ninety

(90) days prior written notice of its intent to so withdraw its Parcel from the maintenance and operation provisions described in this Declaration. In addition, if the Owner of Parcel 10 or Owner of Parcel 4 determines, in its reasonable discretion, that the Manager is not maintaining the Common Areas in a manner consistent with a first-class Shopping Center in Northern California, either Owner shall give written notice thereof to Manager. If Manager fails to improve the maintenance of the Common Area to the satisfaction of such notifying Owner within thirty (30) days of the notice, such Owner shall have the right to withdraw its Parcel from the maintenance and operation provisions hereof. Effective upon its withdrawal of such parcel, the "Withdrawing Owner" will perform all work previously performed by the Manager with respect to its Parcel, except that such Owner shall not be required to pay its pro rata share of the Annual Operating Budget attributable to its Parcel. To the extent that the Withdrawing Owner elects to maintain its own Parcel, and the balance of the PACE Restricted Area or HD Restricted Area is maintained by Manager, such Owner shall pay its allotted share (as set forth on Exhibit D attached hereto) of all the costs of maintaining the Common Areas in its restricted area. The Declarants agree that the PACE Restricted Area less Parcel 10 equals 1.5 acres and that the HD Restricted Area less Parcel 4 equals 1.5 acres.

                  (b) The Withdrawing Owner may cause the Manager to subsequently re-maintain and operate its Parcel Common Area upon ninety (90) days written notice to Manager prior to January 1 of the next year.

                     VII. MAINTENANCE AND REPAIR OF BUILDINGS
                          -----------------------------------

         7.1 Subject to the provisions of this Declaration, each Owner shall, at its sole cost and expense, maintain, repair, replace, restore, rebuild and decorate the exterior of all buildings and improvements situated upon and within its Parcel in a neat, sanitary and attractive condition as may be reasonably necessary to protect and preserve the appearance and value of the Shopping Center.

         7.2 Until such time as all buildings and improvements upon a Parcel have been completed, the Owner of the Parcel shall maintain such Parcel in a neat, clean and either landscaped or dust capped condition.

         7.3 Each Owner shall be liable for any damage resulting from the failure to properly repair, maintain or replace as hereinabove required.

                            VIII. GRANT OF EASEMENTS
                                  ------------------

         8.1 Each party hereto, as grantor, hereby grants to the other party or parties for the benefit of said other party or parties, its successors, assigns, and for the use of its other tenants, customers, employees and invitees, and the customers, employees and invitees of such tenants, and for the benefit of the Parcel or Parcels belonging to each party and to the other party or parties, as grantee(s), the following:

                  (a) A non-exclusive easement for ingress and egress by vehicular and pedestrian traffic and vehicles parking upon, over and across that portion of the Common Area lying within the grantor's Parcel or Parcels and the public streets adjacent to the Common Area.

                  (b) Non-exclusive easements under, through and across that portion of the Common Area within the grantor's Parcel or Parcels for the installation, maintenance, removal and replacement of water drainage systems or structures, water mains, sewers, water sprinkler system lines, telephones or electrical conduits or systems, gas mains, and other public utilities and service easements. All such systems, structures, mains, sewers, conduits, lines and other public utility instrumentalities shall be installed and maintained below the ground level or surface of the Shopping Center, except where the instrumentality of the particular utility involved is not amendable to being placed underground (such as, but not limited to, transformers and risers). Any above-ground utilities shall be located so that there will be unimpeded access for vehicles and trucks to and from the loading areas of the Building Area and to and from the public streets to the loading areas of the Building Area. In the event that it is necessary for any party hereto to cause the installation of a storm drain, utility line or sewer across the Common Area subsequent to the initial paving and improving of the Common Area, the parties agree not to unreasonably withhold the granting of an additional easement or easements; provided, that the grant thereof does not unreasonably interfere with the normal operation of any business in the Shopping Center and no affirmative monetary obligation is imposed upon the grantor; and, provided the grantee(s) of such easement(s) promptly restore the surface of the Common Area to its condition immediately prior to its disturbance at such grantee(s)' sole cost and expense.

                  (c) a non-exclusive easement for the temporary occupation of the Common Area lying within the grantor's Parcel or Parcels for the purpose of facilitating construction and improvement of Building Area(s) as permitted under this Declaration, so long as the use of this easement is kept to a minimum and does not unreasonably interfere with (i) the construction and improvement on Building Area(s) on other Parcel(s) in the Shopping Center and (ii) the use of the Common Area by the Owners of other Parcel(s). Notwithstanding the foregoing, the prior consent of PACE and/or HD, as the case may be, shall be required for any construction staging area for any construction which may occur in either the PACE Restricted Area and/or HD

Restricted Area, respectively, after the initial construction of the Shopping Center.

                  (d) A non-exclusive perpetual easement for minor encroachments of building foundations, footings and eaves (including, but not limited to, canopies and marquees) appurtenant to any building or structure on a Parcel. Such encroachment(s), however, shall be limited to a projection of no more than five (5') feet for footings; fifteen (15') feet for eaves; and, one (1') foot for foundations, columns, walls, etc.; and, such encroachment must have been unintentional. If the encroachment is removed by a razing of a building or other improvement, the non-exclusive perpetual easement shall terminate.

         8.2 All storm drains, utility lines, transformers and meters of any Owner of any part of the Shopping Center, their successors, assigns and tenants, shall be maintained in a safe condition. No grantee(s) of a utility easement under this Section shall, in the use, construction, reconstruction, operation, maintenance or repair of any storm drains, utility lines, transformers and meters, in any way unreasonably interfere, obstruct or delay the grantor of said easements, business or the public access to and from said business, or interfere, obstruct or delay in any way the receiving of merchandise by said grantor, or in the grantor's location, construction, reconstruction and maintenance, use or repair of its service facility area.

         8.3 In addition to the foregoing and in connection with the work performed within the Building Area, the Declarants agree that incidental encroachments upon the Common Area may occur as a result of the use of ladders, scaffolding, storefront barricades and similar facilities resulting in temporary obstruction of portions of the Common Area, all of which are permitted hereunder, so long as their use is kept within reasonable requirements of construction work expeditiously pursued. Common Area may be utilized for ingress and egress of vehicles transporting construction material, equipment and persons employed in connection with any work provided for herein and temporary storage of material and vehicles being utilized in connection with such construction, subject to all the other terms of this Declaration.

         8.4 No walls, fences or barriers of any sort or kind shall be constructed or maintained in the PACE Restricted Area or HD Restricted Area, or any portion thereof, by an Owner which shall prevent or impair the use or exercise of any of the easements granted herein, or free access and movement, including, without limitation, pedestrian and vehicular traffic between the various Parcels; provided, however, reasonable traffic controls as may be necessary to guide and control the orderly flow of traffic may be installed, so long as access driveways to the parking area in the PACE Restricted Area or HD Restricted Area are not closed or blocked, and the traffic circulation pattern of the

Common Area in the PACE Restricted Area and HD Restricted Area, as shown on the Site Plan, is not changed or affected.

         8.5 Each Owner shall use reasonable efforts to cause its tenants and employees to park only within the employees' parking areas for its Parcel.

                   IX. INSURANCE REQUIREMENTS; RECONSTRUCTION
                       --------------------------------------

         9.1 Each Owner of a Parcel in the Shopping Center shall carry, at its sole cost, commercial general liability insurance, or the equivalent, covering the Common Area on such Owner's Parcel or Parcels. Such coverage shall be by a single limit policy covering bodily injury and property damage in the minimum amount of $2,000,000 with a policy of excess insurance of at least $5,000,000. Each policy shall name the Owners of the other Parcels as additional insureds. The single limit coverage of $2,000,000 and excess coverage of $5,000,000 shall be increased at least every two (2) years with the prior written consent of the PACE and HD by written notice to the Owners of the Parcels by the Manager of the common Area to maintain coverage similar to that required in comparable shopping centers in Northern California. Each policy of commercial general liability shall contain the following endorsements: (a) deletion of any employee exclusion for personal injury coverage; (b) inclusion of employees as additional insureds; (c) inclusion of blanket contractual coverage; (d) inclusion of broad form coverage for property damage, products, completed operations, Owners' protection and personal injury; (e) deletion of any liquor liability exclusions; and, (f) inclusion of coverage for employers' automobile non-ownership liability. All such insurance is to be primary and non-contributory; shall provide for severability of interests; shall provide that an act or omission of one of the insureds, or additional insureds, that would void or otherwise reduce [illegible]'s AXV coverage, will not void or reduce coverage as to such insured or as to the additional insureds, as the case may be; shall afford coverage for all claims based on acts, omissions, injury and damage that occurs or arises (or the onset of which occurs or arises), in whole or in part, during the policy period and shall be issued by an insurer licensed to do business in the State of California and rated AXV or better by [illegible]'s Insurance Carriers. Each Owner of a Parcel will give the other Owners of Parcels in the Shopping Center a certificate of insurance evidencing that the requisite coverage is in effect; a new certificate shall be similarly provided thirty (30) days before the expiration of an existing policy. Each certificate shall confirm that the underlying policy of insurance cannot be cancelled or modified in a material manner without thirty (30) days' prior written notice to the other Owners.

         9.2 Each Owner shall carry, or cause its tenants to carry, fire insurance with extended coverage, vandalism and malicious mischief endorsements upon all buildings located in the Building Areas upon its Parcel in an amount not less than one hundred percent (100%) of replacement value (excluding foundations and excavations) thereof.

         9.3 PACE and HD, their successors or assigns, and any other Owner, specifically approved by Developer, may each elect to self-insure any risk(s) that such Owner is required to insure under this Declaration, as long as such Owner or the corporate parent maintains a net worth of One Hundred Million Dollars ($100,000,000) as disclosed by the publicly available documents for publicly traded entity or by a certified letter from the Chief Financial Officer of the entity if not publicly traded.

         9.4 In the event of a casualty loss to any building in the Building Area(s) upon an Owner's Parcel, such Owner shall either: (i) repair such damage in a timely manner to a condition substantially similar to that which existed prior to the date of such casualty, or (ii) such Owner shall cause the damaged building(s) to be torn down and the Parcel paved and/or landscaped in a manner consistent with the balance of the Shopping Center.

         9.5 Each Owner of a Parcel in the Shopping Center, for itself, and to the extent it is legally possible for it to do so, on behalf of its insurer, shall release the other Owners from any liability for (i) any loss or damage to the property of the other Owners located upon or in the Shopping Center; (ii) any loss or damage to the buildings or other improvements in the Shopping Center or the content thereof; and, (iii) any other direct or indirect loss or damage caused by fire or other risks, which loss or damage is of the type generally covered by standard casualty insurance coverage.

         Each Owner shall, to the extent such insurance endorsement is available, obtain for the benefit of the other Owners a waiver of any right of subrogation which the insurer of such Owner may acquire against the other Owners by virtue of the payment of any such loss covered by such insurance. The foregoing waiver and release shall be operative only so long as the same shall not preclude any Owner from obtaining insurance and shall have no effect to the extent that it diminishes, reduces or impairs the liability of any insurer or the scope of any coverage under any policy applicable to the Shopping Center or any buildings therein or part thereof, or increases the cost of any such insurance. If an Owner cannot obtain any endorsement, waiver and/or release provided for in this Section 9.5, such Owner shall notify the other Owners in writing.

         9.6 In the event an Owner sells its Parcel, it shall notify Manager in writing of such sale. Manager shall immediately notify the New Owner of the required insurance coverage hereunder and the New Owner shall deliver the required certificates of insurance to Manager within thirty (30) days after the New Owner acquires title to the Parcel and Manager shall provide copies of such certificates of insurance to the other Owners.

                      X.  LANDSCAPE MAINTENANCE AREA AND
                          RIGHTS OF THE CITY OF ROSEVILLE
                          -------------------------------

         10.1 In the event of a failure by Manager to maintain the landscape maintenance area as shown on Exhibit B attached hereto ("Landscape Maintenance Area"), after forty-five (45) days written notice from the City to Manager, the City may, but shall not be obligated to, do any maintenance work required to be done by Manager with respect to the Landscape Maintenance Area. The City, its agents, employees and contractors are hereby granted a right of entry and temporary working easement over the Shopping Center to accomplish all such maintenance work. The City shall hold the Owners and Managers harmless from any and all liability, damage, expense, causes of action, suits, claims or judgments arising from personal injury, death or property damage and occurring on any Parcel as a result of City's performance of maintenance work under this Agreement.

         10.2 The City shall have the right, but not the obligation, to file an action in its own right in the name of the Developer or in the name of any successor or assign of the Developer, in law or equity against the party or parties violating or attempting to violate the provisions of this Declaration to the extent Developer has the authority to do so; provided, however, that prior to the enforcement thereof by the City, the City shall give Developer written notice of the City's intention to bring such action and describe in reasonable detail the nature of the violation. Following receipt of notice, Developer shall have thirty (30) days within which to commence the enforcement of the complaint of violation and only if Developer fails to act within such period may the City commence enforcement as aforesaid. Developer's failure to enforce compliance within said period shall in no event constitute a breach by Developer hereunder. In the event the City is the prevailing party in any action brought pursuant to this Declaration, the City shall be entitled to its costs of suit and reasonable attorneys' fees in addition to the damages awarded in any judgment. Judgment shall be joint and several and may be recorded as a judgment lien.

                       XI. APPROVAL BY OWNERS AND LESSEES
                           ------------------------------

         Wherever the consent and approval of an Owner is required hereunder, the term "Owner" shall be construed to include any long-term lessee of a Parcel with 50,000 square feet of gross leasable area, whose original lease term exceeds twenty (20) years, whose interest appears in the Official Records of Placer County, California. In the event any Owner having a right of approval hereunder fails to give such approval or specific grounds for disapproval within thirty (30) days of receipt of the written request therefor (which shall include such background data as may be necessary to make an informed decision on such request), said Owner shall be deemed to have given its approval, unless such right of approval is subject to such Owner's sole discretion in which case the failure to grant approval within the prescribed time period shall be deemed a disapproval. If a party receiving such request for consent or approval needs additional background information to be able to respond to such request, such party must request such additional background information within fifteen (15) days after first receiving such request for consent or approval.

                          XII. NOT A PUBLIC DEDICATION
                               -----------------------

         Nothing herein contained shall be deemed to be a gift or dedication of any portion of the Shopping Center to the general public or for the general public or for any public purposes whatsoever, it being the intention of Declarants that this Declaration shall be strictly limited to and for the purposes herein expressed. The right of the public or any person to make any use whatsoever of the Shopping Center or any portion thereof (other than any use expressly allowed by a written or recorded map, agreement, deed or dedication) is by permission and subject to control of the Owners. Notwithstanding any other provisions herein to the contrary, the Owners of the Parcels in the Shopping Center, by mutual agreement, may periodically restrict ingress to and egress from the Shopping Center in order to prevent a prescriptive easement from arising by reason of continued public use.

                   XIII. BREACH SHALL NOT PERMIT TERMINATION
                         -----------------------------------

         No breach of this Declaration shall entitle any Owner to cancel, rescind or otherwise terminate this Declaration, but such limitation shall not affect in any manner any other rights or remedies which such Owner, may have hereunder by reason of any breach of this Declaration. Any breach of any of said covenants, conditions or restrictions, however, shall not defeat or render invalid the lien of any mortgage or deed of trust made in good faith for value, but such covenants, conditions or restrictions shall be binding upon and effective against such Owner of any portion of the Shopping Center thereof whose title is acquired by foreclosure, trustee's sale or otherwise.

                  XIV. BUILDING AREA(S) AND SIDEWALK INDEMNITY
                       ---------------------------------------

         Each Owner shall indemnify, defend and hold the other Owner(s) harmless from and against all claims, expenses, liabilities, loss, damage and costs, including any actions or proceedings in connection therewith, and including reasonable attorneys' fees incurred in connection with, arising from, due to, or as a result of, the death of or any accident, injury, loss or damage, howsoever caused, to any person or loss or damage to the property of any person as shall occur in any building or on a sidewalk located on each Owner's Parcel, except claims resulting from the gross negligence or willful act or omission of the indemnified Owner or any occupant of any such Owner's Parcel, or the agent, servants or employees of such indemnified Owner, wherever the same may occur. Notwithstanding any of the provisions of this Article XIV to the contrary, each Owner hereto waives any right of recovery against the other Owner(s) for any loss, damages or injury to the extent the same is covered by insurance provided for by this Declaration, so long as such waiver does not violate such policy or policies of insurance.

                           XV. COMMON AREA INDEMNITY
                               ---------------------

Each Owner shall indemnify, defend and hold the other Owners harmless from and against, any and all claims, expenses, liabilities, loss, damage and costs, including any actions or attorneys' fees incurred in connection with, arising from, due to, or as a result of, the death of or any accident, injury, loss or damage, howsoever caused, to any person or loss of or damage to the property of any person as shall occur in or about the common Area located on each Owner's respective Parcel or Parcels, except claims resulting from the gross negligence or willful act or omission of the indemnified Owner or any occupant of any such Owner's Parcel or Parcels, or the agent, servants or employees of such indemnified Owner, wherever the same may occur. Notwithstanding any of the provisions of this Article XV to the contrary, each Owner hereto waives any right of recovery against the other Owner(s) for any loss, damage or injury to the extent the same is covered by insurance provided for by this Declaration, so long as such waiver does not violate such policy or policies of insurance.

                               XVI. SEVERABILITY
                                    ------------

         If any clause, sentence or other portion of this Declaration shall become illegal, null or void for any reason, or shall be held by any court of competent jurisdiction to be so, the remaining portions thereof shall remain in full force and effect, to the extent the enforcement of the remaining provisions is/are reasonable under the circumstances.

                         XVII. ENFORCEMENT AND REMEDIES
                               ------------------------

         If any Owner of any portion of the Shopping Center shall, during the term of this Declaration, default in the full, faithful and punctual performance of any obligation required hereunder, and if at the end of thirty (30) days after written notice from any other Owner of a portion of the Shopping Center, stating with particularity the nature and extent of such default, the defaulting Owner has failed to cure such default, or if a diligent effort is not then being made to cure such default, than any other Owner of a Parcel or Parcels in the Shopping Center shall, in addition to all other remedies it may have at law or in equity, have the right to perform such obligation of this Declaration on behalf of such defaulting Owner and be reimbursed by such defaulting Owner for the cost thereof, together with interest at the maximum rate allowed by law. Any such claim for reimbursement, together with interest as aforesaid, shall be a secured right, and a lien therefor may attach to the portion of the Shopping Center and improvements thereon owned by the defaulting party, effective upon recordation of a notice of claim of lien in the Recorder's Office of the County of Placer, State of California, signed and certified, stating the amount due, the name of the Owner and the legal description of the Parcel or Parcels owned by such defaulting Owner. Such lien shall be subordinate to any first mortgage or deed of trust now or hereafter covering any portion of the Shopping Center and improvements thereon, and any purchaser at any foreclosure or trustee's sale (as well as any grantee by deed in lieu of foreclosure or trustee's sale) under any such first mortgage or deed of trust shall take title free and clear from any such then existing lien, but otherwise subject to the provisions of this Declaration. The failure of the Owner or Owners of any Parcel in the Shopping Center to insist in any one or more cases upon the strict performance of any of the promises, covenants, conditions, restrictions or agreements of this Declaration shall not be construed as a waiver or relinquishment for the future breach of such provisions.

                               XVIII. COURT COSTS
                                      -----------

         Should suit or legal action be instituted to enforce any of the foregoing terms, covenants, conditions, restrictions and encumbrances, then the non-prevailing party, in addition to any judgment, order or decree, agrees to pay the prevailing party its reasonable attorneys' fees and court costs as may be awarded by a court adjudging or decreeing such suit or action.

                               XIX. MODIFICATION
                                    ------------

         This Declaration may only be modified by an instrument in writing, in recordable form, executed by Declarants, their successors or assigns, and recorded in the Office of the Recorder of the County of Placer, State of California.

                                  XX. NOTICES
                                      -------

         All notices referred to or required by this Declaration shall be in writing and shall be deemed served upon personal delivery; when confirmed by a courier service, such as, Federal Express or DHL; or, seventy-two (72) hours after the certified or registered mailing thereof, postage prepaid, return-receipt requested. The address for notice of each party is as follows:

DEVELOPER:              O.P. PARCEL 14
                        707 Commons Drive, Suite 101
                        Sacramento, California  95825
                        Attention:  Walter E. Stockman
                        Telephone:  (916) 925-7200
                        Facsimile:  (916) 646-1952

         copy to:       BUZZ OATES ENTERPRISES
                        8615 Eldercreek Road
                        Sacramento, California  95828
                        Attention:  Tom Manz
                        Telephone:  (916) 381-3600
                        Facsimile:  (916) 381-1834

     PACE:              PACE MEMBERSHIP WAREHOUSE, INC.
                        5680 Greenwood Plaza Boulevard
                        Englewood, Colorado  80111
                        Attention:  Vice President, Real Estate
                        Telephone:  (303) 843-8562
                        Facsimile:  (303) 843-8050

         copy to:       PACE MEMBERSHIP WAREHOUSE, INC.
                        2706 Harbor Boulevard, Suite 201B
                        Costa Mesa, California  92626
                        Attention:  Real Estate Representative
                        Telephone:  (714) 540-2649
                        Facsimile:  (714) 540-4916

     HD:                THE HOME DEPOT, INC.
                        2727 Paces Ferry Road
                        100 Paces West
                        Atlanta, GA  30339
                        Attn:  Legal Department

         copy to:       THE HOME DEPOT, INC.
                        601 South Placentia Blvd.
                        Fullerton, CA  92631
                        Attn:  Real Estate Department

         copy to:       DILLER & YORK
                        10990 Wilshire Blvd.
                        Suite 1500
                        Los Angeles, CA  90024
                        Attn:  Gregory York, Esq.

Any party may change its address for notice in the manner above provided.

                               XXI. MISCELLANEOUS
                                    -------------

         21.1 Acceptance of Provisions by Grantee(s). Each grantee of any part or portion of or interest in the Shopping Center, and any purchaser under a grant deed or contract of sale, or any lessee under any lessee covering any part or portion of or interest in the Shopping Center shall accept the same subject to all of the restrictions, conditions, covenants, reservations, easements, liens and charges set forth in this Declaration; and by such acceptance for itself, its heirs, personal representatives, successors and assigns, agrees with Declarants and with the grantee(s) and subsequent Owners of any part or portion of or interest in the Shopping Center to keep, observe and comply with this Declaration, and to perform all obligations on its part thereunder.

         21.2 Construction. The provisions of this Declaration shall be construed to affectuate its purpose of creating a Shopping Center having the appearance and function of a single-integrated complex of business and professional establishments.

         21.3 Successors and Assigns. This Declaration shall inure to the benefit of and be binding upon the heirs, personal representatives, grantee(s), successors and assigns of Declarants and the Owners.

         21.4 Remedies Cumulative. Each remedy provided for by this Declaration for the breach of any of the covenants, conditions, restrictions, easements, liens or charges contained herein shall be in addition to any other available remedy, whether provided for by law or in equity, and all of such remedies whether provided for by this Declaration or otherwise, shall be cumulative and not exclusive.

         21.5 Joint and Several Liability. In the event of a co-ownership of a Parcel, the liability of each of the Owners thereof in connection with the liability and obligations of Owners set forth in or imposed by this Declaration shall be joint and several.

         21.6 Waiver. The failure to enforce any of the provisions of this Declaration shall in no event constitute or be deemed a waiver of the right to do so thereafter or of the right to enforce any other provision. No waiver shall be effective unless given in writing by the waiving party.

         21.7 Singular and Plural. The singular shall include the plural, and the plural the singular unless the context requires the contrary; and the masculine, feminine and neuter shall each include the masculine or feminine or neuter, as the context requires.

         21.8 Titles. All titles used in this Declaration are intended solely for convenience of reference, and the same shall not affect that which is set forth in this Declaration nor the meaning thereof.

         21.9 Time of Essence. Time is of the essence of this Declaration, and each and all of its provisions in which performance is a factor.

         21.10 Transportation Plan. Developer or Manager shall carry out the duties assigned to the Developer in the "Transportation Plan" (the "Plan") approved by the City for the Shopping Center. Each Owner, Occupant or lessee shall comply with the Plan as it applies to their respective Parcel and shall cooperate with the Developer in complying with the Plan. Each Owner shall include in all leases or other agreements with all Occupants or lessees, all elements required by the Plan.

         21.11 Choice of Law. This Declaration shall be governed by the laws of the State of California.

         21.12 Counterparts. This Declaration may be signed by one or more counterparts. Each original signed counterpart shall be deemed to be the original of this Declaration.

                     [THIS DOCUMENT CONTINUED ON NEXT PAGE]

         IN WITNESS WHEREOF, the undersigned have executed this Declaration as of the date first above written.

                  DEVELOPER:           O.P. PARCEL 14,
                                       a California general partnership

                                       By: FIFTY-TWO ACRE PARTNERSHIP
                                           a California corporation
                                           Its:  General Partner


                                            By: /s/ WALTER E. STOCKMAN
                                                -------------------------------
                                                Walter E. Stockman
                                                Its:  President


                                       By:  B.O.E. II, a California
                                            general partnership

                                            By: /s/ MARVIN L. OATES
                                                -------------------------------
                                                Marvin L. Oates
                                                Its:  Partner

                                            By: /s/ THOMAS J. MANZ
                                                -------------------------------
                                                Thomas J. Manz
                                                Its:  Partner


                  PACE:                PACE MEMBERSHIP WAREHOUSE, INC.,
                                       a Colorado corporation

                                            By: (SIGNED IN COUNTERPART)
                                                -------------------------------
                                            Its:
                                                -------------------------------

                  HD:                  HOME DEPOT U.S.A., INC.,
                                       a Delaware corporation

                                            By: (SIGNED IN COUNTERPART)
                                                -------------------------------
                                            Its:
                                                -------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Declaration as of the date first above written.

                  DEVELOPER:           O.P. PARCEL 14,
                                       a California general partnership

                                       By: FIFTY-TWO ACRE PARTNERSHIP
                                           a California corporation
                                           Its:  General Partner


                                            By: (SIGNED IN COUNTERPART)
                                                -------------------------------
                                                Walter E. Stockman
                                                Its:  President


                                       By:  B.O.E. II, a California
                                            general partnership

                                            By: (SIGNED IN COUNTERPART)
                                                -------------------------------
                                                Marvin L. Oates
                                                Its:  Partner

                                            By: (SIGNED IN COUNTERPART)
                                                -------------------------------
                                                Thomas J. Manz
                                                Its:  Partner


                  PACE:                PACE MEMBERSHIP WAREHOUSE, INC.,
                                       a Colorado corporation

                                       By: [illegible]
                                           -------------------------------------
                                       Its: Vice President/[illegible]
                                            Development
                                            ------------------------------------
                                            Counsel: PHW

                  HD:                  HOME DEPOT U.S.A., INC.,
                                       a Delaware corporation

                                       By: (SIGNED IN COUNTERPART)
                                           ------------------------------------
                                       Its:
                                            ------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Declaration as of the date first above written.

                  DEVELOPER:           O.P. PARCEL 14,
                                       a California general partnership

                                       By: FIFTY-TWO ACRE PARTNERSHIP
                                           a California corporation
                                           Its:  General Partner


                                            By: (SIGNED IN COUNTERPART)
                                                -------------------------------
                                                Walter E. Stockman
                                                Its:  President


                                       By:  B.O.E. II, a California
                                            general partnership

                                            By: (SIGNED IN COUNTERPART)
                                                -------------------------------
                                                Marvin L. Oates
                                                Its:  Partner

                                            By: (SIGNED IN COUNTERPART)
                                                -------------------------------
                                                Thomas J. Manz
                                                Its:  Partner


                  PACE:                PACE MEMBERSHIP WAREHOUSE, INC.,
                                       a Colorado corporation

                                            By: (SIGNED IN COUNTERPART)
                                                -------------------------------
                                                Its:
                                                     --------------------------

                  HD:                  HOME DEPOT U.S.A., INC.,
                                       a Delaware corporation

                                            By: [illegible]
                                                -------------------------------
                                                Its: [illegible]
                                                     --------------------------

STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF SACRAMENTO    )

         On April 20, 1992, before me, a notary public in and for said state, personally appeared WALTER E. STOCKMAN personally known to me to be the person(s) whose name (is) (are) subscribed to the within instrument and acknowledged to me that he or she executed the same in the capacity(ies) indicated at the signature point.

         WITNESS my hand and official seal.


Signature  /s/ SHARI DENNIS
           --------------------

                                                    [GRAPHIC OMITTED}
                                                      OFFICIAL SEAL
                                                       SHARI DENNIS
                                                 NOTARY PUBLIC - CALIFORNIA
                                                     SACRAMENTO COUNTY
                                               My Comm. Expires Sept. 27, 1994


STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF SACRAMENTO    )

         On April 21, 1992, before me, a notary public in and for said state, personally appeared MARVIN L. OATES and THOMAS J. MANZ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name (is) (are) subscribed to the within instrument and acknowledged to me that he or she executed the same in the capacity(ies) indicated at the signature point.

         WITNESS my hand and official seal.


Signature  /s/ COLLEEN MITCHELL
           --------------------

                                                    [GRAPHIC OMITTED]
                                                       [illegible]

STATE OF COLORADO       )
                        )
COUNTY OF ARAPAHOE      )

         On this 20th day of April, 1992, before me, Margie S. Gordon, a Notary Public of said State, duly commissioned and sworn, personally appeared Duane R. Finch, personally known to me to be the person who executed the within instrument as Vice President/Operations Development on behalf of PACE Membership Warehouse, Inc. and acknowledged to me that such corporation executed the same.

         In Witness Whereof, I have set my hand and affixed my official seal the day and year in this certificate first above written.


                                       /s/ MARGIE S. GORDON
                                       ---------------------------------------
                                       Notary Public in and for said State
[GRAPHIC OMITTED]
                                       My Commission expires 1/25/96.

9203 1447 0033

STATE OF GEORGIA        )
                        ) SS.
COUNTY OF COBB          )

         On 20 April, 1992, before me, a notary public in and for said state, personally appeared L.A. SMITH personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name (is) subscribed to the within instrument and acknowledged to me that he or she executed the same in the capacity indicated at the signature point.

         WITNESS my hand and official seal.



Signature  /s/ MARY [illegible]
           ---------------------------------
           Notary Public Cobb County Georgia
           My Commission Expires January 23, 1995
                                                               [GRAPHIC OMITTED]

                                  EXHIBIT LIST
                                  ------------

Exhibit "A"   -    Legal Description of the Shopping Center
Exhibit "B"   -    Site Plan of Shopping Center (Showing Improvements)
Exhibit "C"   -    Shopping Center Sign Criteria
Exhibit "D"   -    Common Area Operating Costs Percentage Allocation

                              CENTERPOINTE MARKETPLACE                   Nadel

                             Exhibit "B" Page 1 of 2

                                [GRAPHIC OMITTED]



                               FOR REFERENCE ONLY

                              CENTERPOINTE MARKETPLACE                   Nadel

                             Exhibit "B" Page 2 of 2

                                [GRAPHIC OMITTED]

     -   HD Restricted Area

     -   Pace Restricted Area

                               FOR REFERENCE ONLY

                                   EXHIBIT "E"

                               VIERRA MOORE SANTOS
                            MANAGEMENT SERVICES, INC.

                      REAL ESTATE MANAGEMENT AND BROKERAGE

January 14, 1998

Dave Mastro
A & A Properties, Inc.
8615 Elder Creek Road, Suite 200
Sacramento, CA  95828                                      VIA FACSIMILE

RE:      CENTERPOINTE MARKETPLACE
         ROSEVILLE, CA

Dear Dave:

In follow up to our meeting and phone conversations, attached are the proposed budgets for the operation and maintenance of the common areas at Centerpointe Marketplace. Based upon the historical expenses you provided and my own estimates, I prepared two budgets. I did a complete walk through of the common areas with Jim Bennett of Scenic Landscaping on December 31st. Based upon my inspection, the common areas are in need of improvements, including tree/plant replacement, tree trimming/staking, turf/color replacement, sign replacements at entrances, irrigation repairs, asphalt/concrete repairs, striping/painting and general site repairs.

The first budget (common area) is the estimated expenses for the maintenance and management of the common area landscaping and entrances shared by all property owners, including Pace and Home Depot. This budget includes funds for landscape and site improvements to enhance the center as well as regular operational expenses for the existing landscape improvements.

The second budget (parking lot) excludes the parking lots for Pace and Home Depot. This budget is for the maintenance, future sealing and restriping of the existing parking lots and sidewalks. This budget provides for the weekly sweeping, trash pickup, sign repairs/replacement, parking lot light maintenance and reserves for the future sealing and striping of the existing parking areas excluding Pace and Home Depot. This budget can be adjusted to add additional parking areas on the vacant parcels and Home/Pace parcels if they decide to join the program. The square footages of the pavement areas is estimated based upon the parcel acreage less the building square footage adjusted for non paved areas. This number could be fine tuned if you have some engineers or site development actuals for the paved areas. This budget does not include the cost of electricity for the parking lot lights as I believe they run off the individual buildings.

--------------------------------------------------------------------------------
4609 Quail Lakes Dr.,          2309 "K" Street,         140 Mayhew Way,
Suite 5                        Suite 250                Suite 506
Stockton, CA  95207            Sacramento, CA  95816    Pleasant Hill, CA  94523
P.O. Box 7915 Zip 95287        (916) 444-5303           (510) 938-1506
(209) 957-7027 Fax 957-7048    Fax  448-3927            Fax  938-0537

January 14, 1998
Page 2

Please review the enclosed and advise me of any changes. I would be available to meet with you and Jack at your convenience to further discuss the proposed budgets.

Sincerely,

/s/ GEORGE W. MOORE
----------------------------
George W. Moore
President

GWM:rfw


Enc.

CENTERPOINTEMASTRO01.14.98


                 CENTERPOINT MARKETPLACE COMMON AREA 1998 BUDGET
                     15 PARCELS - EFFECTIVE JANUARY 1, 1998

---------------------------------------------------------  --------------- -------------------

DESCRIPTION                                                   MONTHLY              TOTAL
                                                               TOTAL               ANNUAL
---------------------------------------------------------  --------------- -------------------
INCOME
---------------------------------------------------------  --------------- -------------------
Assessments                                                       5,500.00              66,000
---------------------------------------------------------  --------------- -------------------
EXPENSES
---------------------------------------------------------  --------------- -------------------
Landscape Maintenance                                             3,600.00              43,200
---------------------------------------------------------  --------------- -------------------
Landscape Improvements (bark, tree &                                800.00               9,600
plant replacement, trimming)
---------------------------------------------------------  --------------- -------------------
Site Improvements (signs, entrances,                                200.00               2,400
etc.)
---------------------------------------------------------  --------------- -------------------
Misc. Repairs                                                       100.00               1,200
---------------------------------------------------------  --------------- -------------------
Irrigation Water/Electricity                                        166.67               2,000
---------------------------------------------------------  --------------- -------------------
Telephone Monitoring Irr. System                                     33.33                 400
---------------------------------------------------------  --------------- -------------------
Management Fee                                                      500.00               6,000
---------------------------------------------------------  --------------- -------------------
Accounting                                                           50.00                 600
---------------------------------------------------------  --------------- -------------------
Misc. Contingency                                                    50.00                 600
---------------------------------------------------------  --------------- -------------------
TOTAL EXPENSES                                                    5,500.00              66,000
---------------------------------------------------------  --------------- -------------------

                               ASSESSMENT SUMMARY

----------------------------- ----------------- -------------- -------------  ------------  ------------
                                                                 % OF
PARCEL #                           OWNER            LAND        EXPENSES         TOTAL         TOTAL
BUILDING                                            ACRES     (parcel acres:    MONTHLY        ANNUAL
                                                               total acres:    ASSESSMENT    ASSESSMENT
                                                                  10:8)
----------------------------- ----------------- -------------- -------------  ------------  ------------
1 F                           The Shop                  0.3444          0.84% $      46.43  $        557
----------------------------- ----------------- -------------- -------------  ------------  ------------

2 F                           OfficeMax                 2.0532          5.03% $     276.78  $      3,321
----------------------------- ----------------- -------------- -------------  ------------  ------------

3 E                           PetsMart                  2.0087          4.92% $     270.78  $      3,249
----------------------------- ----------------- -------------- -------------  ------------  ------------

4 A                           Home Deport               9.7219         23.83% $   1,310.55  $     15,727
----------------------------- ----------------- -------------- -------------  ------------  ------------

7 B                           Vacant                    3.2216          7.90% $     434.28  $      5,211
----------------------------- ----------------- -------------- -------------  ------------  ------------

8 O                           Completed                 0.6364          1.56% $      85.79  $      1,029
----------------------------- ----------------- -------------- -------------  ------------  ------------

9 C                           Completed                 4.6389         11.37% $     625.34  $      7,504
----------------------------- ----------------- -------------- -------------  ------------  ------------

10 D                          Pace/Sams Club           11.5053         28.20% $   1,550.96  $     18,612
----------------------------- ----------------- -------------- -------------  ------------  ------------
12 M                          Vacant                    0.6793          1.67% $      91.57  $      1,099
----------------------------- ----------------- -------------- -------------  ------------  ------------
13 L                          Vacant                    1.2483          3.06% $     168.28  $      2,019
----------------------------- ----------------- -------------- -------------  ------------  ------------
14 J                          Vacant                    1.1883          2.91% $     160.19  $      1,922
----------------------------- ----------------- -------------- -------------  ------------  ------------
15 K                          Vacant                    1.3088          3.21% $     176.43  $      2,117
----------------------------- ----------------- -------------- -------------  ------------  ------------
16 N                          Wendys                    0.9773          2.40% $     131.74  $      1,581
----------------------------- ----------------- -------------- -------------  ------------  ------------
17 H                          Taco Bell                 0.6648          1.63% $      89.62  $      1,075
----------------------------- ----------------- -------------- -------------  ------------  ------------
18                            Home Depot                0.6045          1.48% $      81.49  $        978
                              Parking
----------------------------- ----------------- -------------- -------------  ------------  ------------
TOTAL                                                  40.8017        100.00% $   5,500.23  $     66,000
----------------------------- ----------------- -------------- -------------  ------------  ------------


                       CENTERPOINT MARKETPLACE PARKING LOT
                        OPERATING AND RESERVE 1998 BUDGET
                                   13 PARCELS

---------------------------------------------------------  --------------- ---------------

DESCRIPTION                                                   MONTHLY          TOTAL
                                                               TOTAL           ANNUAL
---------------------------------------------------------  --------------- ---------------
INCOME
---------------------------------------------------------  --------------- ---------------
Assessments                                                       3,201.17          38,414
---------------------------------------------------------  --------------- ---------------
EXPENSES
---------------------------------------------------------  --------------- ---------------
Sweeping                                                            600.00           7,200
---------------------------------------------------------  --------------- ---------------
Porter Service Trash                                                200.00           2,400
---------------------------------------------------------  --------------- ---------------
Light Repairs                                                       200.00           2,400
---------------------------------------------------------  --------------- ---------------
Sign Repairs                                                        100.00           1,200
---------------------------------------------------------  --------------- ---------------
Misc. Repairs                                                       200.00           2,400
---------------------------------------------------------  --------------- ---------------
Management                                                          500.00           6,000
---------------------------------------------------------  --------------- ---------------
Reserves*                                                         1,300.00          15,600
---------------------------------------------------------  --------------- ---------------
Misc. Contingency                                                   100.00           1,200
---------------------------------------------------------  --------------- ---------------
TOTAL EXPENSES                                                    3,200.00          38,400
---------------------------------------------------------  --------------- ---------------

                                                                   EST.
                                                 REPLACEMENT     REMAINING      YEARLY
RESERVES                          SQ. FT.           COST           LIFE         RESERVE
----------------------------- ----------------- -------------- -------------  ------------
Parking Lot                              312000    0.05 S.F.      4 years        15,600.00
----------------------------- ----------------- -------------- -------------  ------------

                               ASSESSMENT SUMMARY

----------------------------- ----------------- -------------- -------------  ------------  ------------
PARCEL #                           OWNER            LAND          % OF           MONTHLY       ANNUAL
BUILDING                                            ACRES        EXPENSES      ASSESSMENT    ASSESSMENT
----------------------------- ----------------- -------------- -------------  ------------  ------------
1 F                           The Shop                  0.3444          1.82% $      58.10  $     697.15
----------------------------- ----------------- -------------- -------------  ------------  ------------
2 P                           OfficeMax                 2.0532         10.82% $     346.35  $   4,156.19
----------------------------- ----------------- -------------- -------------  ------------  ------------
3 E                           PetsMart                  2.0087         10.59% $     338.84  $   4,066.11
----------------------------- ----------------- -------------- -------------  ------------  ------------
7 B                           Vacant                    3.2216         16.98% $     543.44  $   6,521.32
----------------------------- ----------------- -------------- -------------  ------------  ------------
8 O                           Completed                 0.6364          3.35% $     107.35  $   1,288.23
----------------------------- ----------------- -------------- -------------  ------------  ------------
9 C                           Completed                 4.6389         24.45% $     782.52  $   9,390.29
----------------------------- ----------------- -------------- -------------  ------------  ------------
12 M                          Vacant                    0.6793          3.58% $     114.59  $   1,375.07
----------------------------- ----------------- -------------- -------------  ------------  ------------
13 L                          Vacant                    1.2483          6.58% $     210.57  $   2,526.87
----------------------------- ----------------- -------------- -------------  ------------  ------------
14 J                          Vacant                    1.1883          6.26% $     200.45  $   2,405.41
----------------------------- ----------------- -------------- -------------  ------------  ------------
15 K                          Vacant                    1.3088          6.90% $     220.78  $   2,649.34
----------------------------- ----------------- -------------- -------------  ------------  ------------
16 N                          Wendys                    0.9773          5.15% $     164.86  $   1,978.30
----------------------------- ----------------- -------------- -------------  ------------  ------------
17 H                          Taco Bell                 0.6648          3.50% $     112.14  $   1,345.72
----------------------------- ----------------- -------------- -------------  ------------  ------------
TOTAL                                                    18.97        100.00% $   3,200.00  $  38,400.00
----------------------------- ----------------- -------------- -------------  ------------  ------------

                                   EXHIBIT 'F'


                               [GRAPHIC OMITTED]

                                  CENTERPOINTE
                                   MARKETPLACE

                            Olympus Pointe Parcel 14
                                  Roseville, CA

                               SIGNAGE GUIDELINES


                                     Revised
                                February 8, 1991


                                   Prepared By
                                    WEIDNER 3
                             Environmental Graphics
                               4517 Franklin Blvd.
                              Sacramento, CA 95820

A. INTRODUCTION

1.       Purpose and Intent

         These Signage Guidelines have been established for CenterPointe Marketplace in order to provide a coordinated graphic system that communicates information in a distinctive and aesthetically pleasing manner. The Guidelines also provide for a visual consistency between tenant signage and project site signage (see Exhibits A through D). Consistency minimizes confusion, promotes an image of quality, and indicates concern for the property of owners and tenants.

         In accomplishing the goals of good design, these signage guidelines must be seen as a method of describing the desired result and not as an inflexible set of standards. The guidelines established set minimum standards that are reasonable and equitable and that provide sufficient flexibility to: (1) accommodate needs for making businesses recognizable and marketable, (2) establish individual identities (3) reflect individual preferences and (4) encourage tasteful innovation. The use of professional environmental graphic designers to determine exact design detailing and sign placement is highly encouraged. Retail commercial uses and restaurants require signage that reflects individual themes which must be tastefully designed in order to attract attention and be competitive.

         The "Guideline Specifications" portion of this document describes the major types of signs permitted for retail use at CenterPointe Marketplace in terms of function and criteria for execution. Standards have been set to regulate signage details including size, location, materials, colors, methods of illumination and installation, maintenance, durability, etc. It is the responsibility of each individual tenant to submit design drawings to the landlord's architect for approval prior to the installation of any signage. Note that it is also the responsibility of the tenant to verify that all signage conforms to city and state regulations. Design drawings should include sign location plan, sign elevation drawings and construction specifications.

         These guidelines are intended to serve as a valuable aid to the retail tenant by attempting to maintain a quality environment for CenterPointe Marketplace. Any deviations may be considered only if the overall purpose is to exceed the quality standards set forth by this document.

EXHIBIT A
Entry Monument & Banners

[illegible]

                               [GRAPHIC OMITTED]


                               [GRAPHIC OMITTED]

EXHIBIT B
Directional & Informational Kiosk



                               [GRAPHIC OMITTED]

2. Tenant Signage: Review, Approval & Permits

    (a). Each tenant shall submit or cause to be submitted to the landlord's architect, for approval, (4) copies of detailed design drawings indicating the location, size, copy layout, colors, materials, illumination and method of attachment.

    (b). All permits for signs and their installation, required by the City of Roseville, shall be obtained by the tenant or his representative prior to installation.

    (c). All signs shall be constructed and installed at the tenant's expense.

    (d). Tenant shall be responsible for the fulfillment of all requirements and specifications, including those of the City of Roseville and Uniform Electric Code.

    (e). All signs shall be reviewed for conformance with these criteria and overall design quality. Approval or disapproval of sign submittals based on aesthetics of design shall remain the right of the landlord's architect or his authorized representative, and the City of Roseville.

    (f). Tenant shall be responsible for the installation and maintenance of his signage. Should tenant's signage require maintenance or repair, landlord shall give tenant thirty (30) days written notice to effect said maintenance or repair. Should tenant fail to do same, landlord shall undertake repairs and tenant shall reimburse landlord within 10 days of receipt of invoice.

    (g). All signage manufacturers are advised that, prior to acceptance and final payment, each unit will be inspected for conformance by an authorized representative of the landlord. Any signs found not in conformance will be rejected and removed at tenant's expense.

    (h). Sign company shall carry workman's compensation and public liability insurance against all damage suffered or done to any and all persons and/or property while engaged in the construction or erection of signs in the amount of $1,000,000 per occurance.

    (i) Landlord reserves the right to hire an independent electrical engineer (at tenant's sole expense) to inspect the installation and to require the tenant to have any discrepancies and/or code violations corrected at tenant's expense.

3. General Sign Construction Specifications

    (a). All permanent signs shall be designed, specified, and fabricated to have a life expectancy of at least 10 years.

    (b). The square footage of individually applied letters includes the area contained within a rectangular box drawn completely around the image; the top of the box aligning with the tallest letter height or symbol and the bottom of the box aligning with the lowest letter descender or symbol.

    (c). All signs must meet or exceed all applicable codes (i.e. electrical, mechanical, structural, etc.).

    (d). All exterior signs shall be secured by concealed fasteners, stainless steel or nickel or cadlum plated. Furthermore, all raceways, transformers, electrode boxes, switches, wiring, conduit, and access hatches shall be concealed.

    (e). All exterior signs exposed to the weather shall be mounted at least 3/4" from the building to permit proper dirt and water drainage.

    (f). All tenant signs attached to building wall or fascia shall be connected to a junction box provided by landlord and connected to landlord's house panel. Final hook-up and connections by tenant's sign contractor. Anchor Tenants, Major In-Line Tenants and In-Line Tenants in Freestanding Buildings will be connected to their own panel. Sign contractor to provide local safety toggle switch with electrical rating as required by code.

    (g). All penetrations of the building structure required for sign installation shall be neatly sealed and water-tight. Color and finish shall match existing exterior.

    (h). All identification labels shall be concealed, except where required by code. An Underwriters label is required on all electrical signage.

    (i). Sign contractor shall repair any damage caused by his work. Damage to structure that is not repaired by the sign contractor shall become the tenant's responsibility to correct.

    (j). Tenant shall be fully responsible for the operations of his sign contractors, and shall indemnify, defend and hold the landlord and his agents and all parties harmless from damages or liabilities on account thereof.

    (k). All bronze and brass used on signage must have a protective coating or must be polished in a regular maintenance schedule. Clear protective coatings subject to deterioration must be removed and reapplied as needed.

    (l). Surfaces which are intended to be flat shall be without bulges, oil-canning, or other deformities.

    (m). Any welded seams on sign faces should be finished smooth and not visible.

    (n). Signage should meet all requirements of the State of California and the City of Roseville.

    (o). Except as provided herein, no advertising placards, banners, pennants, names, insignia, trademarks or other descriptive material shall be affixed or maintained upon either the interior or exterior of the glass panes and supports of the show windows and doors or upon the exterior walls of the building.

    (p). Tenant shall not place any signs on the rear of the premises or any secondary receiving doors without permission from the landlord.

    (q). At the expiration, or sooner termination of tenant's lease term, tenant shall be required to remove his signs, cap off the electrical, patch the canopy and fascia and paint the patched area to match the surrounding areas.

4. Glossary of Terms

        Acrylic        A rigid plastic material.

        Aluminum A silver-white, lightweight metal, often anodized for better corrosion resistance.

        Anchor         Tenant who occupies at least 30,000 square ft. of
        Tenant         leasable space, Tenant excluding freestanding pads.

        Anodize To provide a hard, noncorrosive, electrolytic, oxide film on the surface of a metal, particularly aluminum, by electrolytic action.

        Cabinet Style Internally illuminated "can" type sign with acrylic face. Sign

        Computer-cut   Letters cut out of a thin sheet of vinyl material.
        vinyl letters

        Copy           The message (words) on a sign.

        Fascia         A flat horizontal member or molding on a building wall.

        Front          That portion of the exterior elevation of a building from
        Building       grade to the top of the roofline and the entire width of
        Facade         the building elevation, which has direct access to a
                       public street or right-of-way.

        Logo Symbol image of company; may or may not include words or letterforms.

        Major Tenant   Tenant who occupies less than 30,000 square ft. of
                       leasable space.

        Roof line      The line formed by the junction of the roof and the
                       outside wall of any building.

        Silkscreened   A method of applying painted graphics to the face of a
        Graphics       sign.

        Tenant Entry   That portion of the exterior elevation of a building from
        Facade         grade to the top of the roofline, and the entire width of
                       the building tenant frontage.

        Typeface       The single design of an alphabet.

B. GUIDELINE SPECIFICATIONS

1. Wall Mounted Tenant Identification

         Function: To identify Anchor Tenant, Major Tenant and Tenant in Freestanding Building.

         (a).     Anchor Tenant

                  Location: On building wall, centered above main entry doors. In "zone" designated by landlord's architect (see Exhibit F, below). Sign may not come within 2'-0" of the top, bottom and sides of this zone. In no case may the sign extend beyond the roof parapet.

                            Sky[illegible]ge Zone Determined
                            by CenterPointe Architect.

                                [GRAPHIC OMITTED]

EXHIBIT F                                                                N.T.S.

                  Sign Content: Tenant's sign shall consist of the name and/or logo of the business occupying the space, and may also include up to 5 words describing products or services.

                  Quandry: One sign per tenant. Landlord will give consideration to a second other similar sign if tenant desires. If sign will be clearly visible from the freeway Maximum 6 "Freeway visible" signs total in shopping center.

                  Size: 2'-0" minimum, 5'-0" maximum for tenant's name and/or logo: 12" minimum, 2'-0" maximum for words describing products or services. Depth of letters: 8" maximum for tenant's name and/or logo; 5" for words describing products or services. Sign area is limited to 1 1/2 square feet per lineal foot of leased entry frontage, not to exceed 200 square feet or 20% of the total entry facade area.

         (b).     Major Tenant

                  Location: On building wall in "zone" designated by landlord's architect (see Exhibit G, below). Sign may not come within 2'-0" of the top, bottom and sides of this zone. In no case may the sign extend beyond the roof parapet.

                         Signage Zone to be [illegible]
                         [illegible] by Landlord's Arch.

                                [GRAPHIC OMITTED]

EXHIBIT G                                                               N.T.S.

                  Sign Content: Tenant's sign shall consist of the name and/or logo of the business occupying the space, and may also include up to 3 words describing products or services.

                  Quandry: One sign per tenant.

                  Size: 12" height minimum, 3'-0" maximum for tenant's name and/or logo; 12" minimum, 1'-8" maximum for words describing products or services. Depth of letters: 8" maximum for tenant's name and/or logo; 5" for words describing products or services. Sign area is limited to 1 1/2 square feet per lineal foot of leased entry frontage, not to exceed 150 square feet or 17.5% of the total entry facade area.

         (c).     Tenant in Freestanding Building

                  Location: On building wall in "zone" designated and approved by landlord's architect. Sign may not be located closer than 2'-0" from the sides of the wall or roofline, and no closer than 4'-0" from the ground. If sign is located directly adjacent to a pedestrian walkway, sign may be located no closer than 8'-0" from the ground (see Exhibit I, below). In no case may the sign extend beyond the roof parapet.

                                [GRAPHIC OMITTED]

EXHIBIT I                                               N.T.S.

                  Sign Content: Tenant's sign shall consist of the name and/or logo of the business occupying the space only.

                  Quandry: One sign per tenant. If tenant occupies entire building, two signs are permitted, provided they are not located on the same side of the building.

                  Size: 12" height minimum, 1'-8" maximum for tenant's name and/or logo. Depth of letters 5" maximum. Sign area is limited to 1 1/2 square feet per lineal foot of leased entry frontage, not to exceed 100 square feet or 15% of the total entry facade area. If tenant occupies entire building, each of two allowable signs may not exceed 100 square feet or 15% of the total building facade area upon which they are located.

                                [GRAPHIC OMITTED]

                               Sign Location Plan

                                   EXHIBIT "D"
                                   -----------

                           COMMON AREA OPERATING COSTS
                           ---------------------------

Percentage Allocation:

                 Parcel 10                          11.505 acres
                 Shopping Center                    40.8 acres

                 PACE Allocation                    28.20%

                 Parcel 4                           9.7 acres
                 Shopping Center                    40.8 acres
                 HD Allocation                      23.77%

         Parcels 5, 6 and 11 are not presently a part of the Shopping Center. In the event any Parcel is made a part of the Shopping Center, the acreage of said parcel shall be added to the total acreage of the Shopping Center and PACE's and HD's Allocations shall be adjusted accordingly.

         In the event the Fire Station is located in the Shopping Center and does not participate in the Common Area Maintenance, such Parcel's acreage shall be removed from the total Shopping Center acreage and PACE's and HD's Allocations shall be adjusted accordingly.

                                   EXHIBIT "D"

                          BOOK 27 PARCEL MAPS, PAGE 36

                            CENTERPOINTE MARKETPLACE

                                [GRAPHIC OMITTED]

                                    92-086666                |
                                                             |  Rec. Fee 71.00
                                    Recorded                 |  Check    71.00
                                Official Records             |
                                County of Placer             |
                                 Mary Ann Hulse              |
                                    Recorder                 |
                                1:41pm 12-Nov-92             |    HP 23




[GRAPHIC LOGO OMITTED]

RECORDING REQUESTED BY GILBERT
RETURN TO:

SACRAMENTO
4105-C SOUTH MARKET COURT
SACRAMENTO, CA 95834
TELEPHONE (916) 925-5185
FAX (916) 927-2741

September 21, 1992



RECORDING REQUESTED BY:                      YOUNG ELECTRIC SIGN COMPANY

WHEN RECORDED, RETURN TO:                    YOUNG ELECTRIC SIGN COMPANY
                                             Dave Gilbert
                                             4105-C South Market Court
                                             Sacramento, CA  95834

Declaratin of "SIGN CRITERIA" for on-site signage located at: Centerpoint Marketplace-S.E. Corner N. Sunrise Blvd. & Eureka Rd. (See Exhibit B)

CENTERPOINT MARKETPLACE, comprised of individual retail outlets as "Tenant" and "O.P. PARCEL 14" as owner and "Declarant" hereby declare:

         That, the conditions set forth in EXHIBIT "A" attached hereto and made part hereof labled SIGN CRITERIA, are hereby created as a condition on the real property described in EXHIBIT "B", attached hereto and made a part hereof and shall run with the land and bind it's successors and assigns.

This declaration is made this 21st day of September, 1992 at Sacramento, CA. by:

         O.P. PARCEL 14, a California general partnership

         BY: FIFTY-TWO ACRE PARTNERSHIP
           a California limited partnership, General Partner

         BY: HAS SECOND, INC., a California corporation, General Partner

         BY: /s/ K. W. HUNT
             -----------------------------------------
             Kenneth Hunt, Managing Shareholder

         BY: /s/ ANGELO K. TSAKOPOULOS
             /s/ RON BERTOLINA, Attorney-In-Fact
             -----------------------------------------
            Angelo K. Tsakopoulos, General Partner

         BY: /s/ WILLIAM C. CUMMINGS
             -----------------------------------------
             William C. Cummings, General Partner

Continued next page

[GRAPHIC LOGO OMITTED]

SACRAMENTO
4105-C SOUTH MARKET COURT
SACRAMENTO, CA 95834
TELEPHONE (916) 925-5185
FAX (916) 927-2741

September 21, 1992

CENTERPOINT MARKETPLACE - page 2:

         BY: /s/ SOFIA LEONES TSAKOPOULOS
             /s/ RON BERTOLINA Attorney-In-Fact
             -----------------------------------------
             Sofia Leones Tsakopoulos, General Partner


         BY: /s/ CHRYSANCHY LEONES
             /s/ RON BERTOLINA Attorney-In-Fact
             -----------------------------------------
              Chrysanchy Leones, General Partner

         BY: BUZZ OATES ENTERPRISES II, a California general partnership,
             General Partner

             BY: /s/ MARVIN L. OATES
                 -------------------------------------
                 Marvin L. Oates, General Partner

             BY: /s/ THOMAS J. MANZ
                 -------------------------------------
                 Thomas J. Manz, General Partner


STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF SACRAMENTO       )

         On this 26th day of October, 1992, before me COLLEN MITCHEELL, a Notary Public in and for the State of California, personally appeared MARVIN L. OATES and THOMAS J. MANZ personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.


Signature  /s/ COLLEEN MITCHELL
           ---------------------------

                                                                     "EXHIBIT B"


                                LEGAL DESCRIPTION

Parcel 1 through 4, inclusive and 7 through 10, inclusive, and 12 through 18, inclusive, as shown on that certain Parcel Map NO. 91-3 filed for record on April 3, 1992 in Book 27 of Parcel Maps page 38, Placer County Records.

EXCEPTING THEREFROM an undivided 88.0 percent interest in and to all oil, gas and other hydrocarbon substances, inert gas, minerals, and metals, lying below a depth of 500 feet from the surface of said land and real property, whether now known to exist or hereafter discovered, including but not limited to the rights to explore for, develop and remove such oil, gas and other hydrocarbon substances, inert gas, minerals, and metals without, however, any right to use the surface of such land and real property or any other portion thereof above a depth of 500 feet from the surface of such land and real property for any purpose whatsoever, as reserved in the deeds recorded December 4, 1987 in Book 3313 of official Records at pages 443, 444 and 445 and recorded November 9, 1988 in Book 3513 of Official Records at page 376 and recorded November 10, 1988 in Book 3514 of Official Records at page 384 and recorded February 17, 1989 in Book 3573 of Official Records at page 583.

                                   Exhibit "F"

                                    92-086666                |
                                                             |  Rec Fee  71.00
                                    Recorded                 |  Check    71.00
                                Official Records             |
                                County of Placer             |
                                 Mary Ann Hulse              |
                                    Recorder                 |
                                1:41pm 12-Nov-92             |    NP 23


[GRAPHIC LOGO OMITTED]

RECORDING REQUESTED BY GILBERT
RETURN TO:

SACRAMENTO
4105-C SOUTH MARKET COURT
SACRAMENTO, CA 95834
TELEPHONE (916) 925-5185
FAX (916) 927-2741

September 21, 1992



RECORDING REQUESTED BY:                      YOUNG ELECTRIC SIGN COMPANY

WHEN RECORDED, RETURN TO:                    YOUNG ELECTRIC SIGN COMPANY
                                             Dave Gilbert
                                             4105-C South Market Court
                                             Sacramento, CA  95834

Declaratin of "SIGN CRITERIA" for on-site signage located at: Centerpoint Marketplace-S.E. Corner N. Sunrise Blvd. & Eureka Rd. (See Exhibit B)

CENTERPOINT MARKETPLACE, comprised of individual retail outlets as "Tenant" and "O.P. PARCEL 14" as owner and "Declarant" hereby declare:

         That, the conditions set forth in EXHIBIT "A" attached hereto and made part hereof labled SIGN CRITERIA, are hereby created as a condition on the real property described in EXHIBIT "B", attached hereto and made a part hereof and shall run with the land and bind it's successors and assigns.

This declaration is made this 21st day of September, 1992 at Sacramento, CA. by:

         O.P. PARCEL 14, a California general partnership

         BY: FIFTY-TWO ACRE PARTNERSHIP
             a  California limited partnership, General Partner

         BY: HAS SECOND, INC., a California corporation, General Partner

         BY: /s/ K. W. Hunt
             -----------------------------------------
             Kenneth Hunt, Managing Shareholder

         BY: /s/ ANGELO K. TSAKOPOULOS
             /s/ RON BERTOLINA, Attorney-In-Fact
             -----------------------------------------
             Angelo K. Tsakopoulos, General Partner

         BY: /s/ WILLIAM C. CUMMINGS
             -----------------------------------------
             William C. Cummings, General Partner

Continued: next page

[GRAPHIC LOGO OMITTED]

SACRAMENTO
4105-C SOUTH MARKET COURT
SACRAMENTO, CA 95834
TELEPHONE (916) 925-5185
FAX (916) 927-2741

September 21, 1992

CENTERPOINT MARKETPLACE - page 2:

         BY: /s/ SOFIA LEONES TSAKOPOULOS
             /s/ RON BERTOLINA Attorney-In-Fact
             -----------------------------------------
             Sofia Leones Tsakopoulos, General Partner


         BY: /s/ CHRYSANCHY LEONES,
             /s/ RON BERTOLINA Attorney-In-Fact
             -----------------------------------------
              Chrysanchy Leones, General Partner

         BY: BUZZ OATES ENTERPRISES II, a California general partnership,
             General Partner

             BY: /s/ MARVIN L. OATES
                 -------------------------------------
                 Marvin L. Oates, General Partner

             BY: /s/ THOMAS J. MANZ
                 -------------------------------------
                 Thomas J. Manz, General Partner


STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF SACRAMENTO       )

         On this 26th day of October, 1992, before me COLLEEN MITCHELL, a Notary Public in and for the State of California, personally appeared MARVIN L. OATES and THOMAS J. MANZ personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.


Signature  /s/ COLLEEN MITCHELL
           ---------------------------

                                                                     "EXHIBIT B"

                                LEGAL DESCRIPTION

Parcel 1 through 4, inclusive and 7 through 10, inclusive, and 12 through 18, inclusive, as shown on that certain Parcel Map NO. 91-3 filed for record on April 3, 1992 in Book 27 of Parcel Maps page 38, Placer County Records.

EXCEPTING THEREFROM an undivided 88.0 percent interest in and to all oil, gas and other hydrocarbon substances, inert gas, minerals, and metals, lying below a depth of 500 feet from the surface of said land and real property, whether now known to exist or hereafter discovered, including but not limited to the rights to explore for, develop and remove such oil, gas and other hydrocarbon substances, inert gas, minerals, and metals without, however, any right to use the surface of such land and real property or any other portion thereof above a depth of 500 feet from the surface of such land and real property for any purpose whatsoever, as reserved in the deeds recorded December 4, 1987 in Book 3313 of official Records at pages 443, 444 and 445 and recorded November 9, 1988 in Book 3513 of Official Records at page 376 and recorded November 10, 1988 in Book 3514 of Official Records at page 384 and recorded February 17, 1989 in Book 3573 of Official Records at page 583.

[GRAPHIC LOGO OMITTED]

SACRAMENTO
4105-C SOUTH MARKET COURT
SACRAMENTO, CA 95834
TELEPHONE (916) 925-5185
FAX (916) 927-2741


                             CENTERPOINT MARKETPLACE

                                 O.P. Parcel 14

                              ROSEVILLE, CALIFORNIA



                               SIGNAGE GUIDELINES
                               ------------------



                                  PREPARED BY:

                           YOUNG ELECTRIC SIGN COMPANY
                            4105-C South Market Court
                          Sacramento, California 95834
                                  916/925-5185

[GRAPHIC LOGO OMITTED]

SACRAMENTO
4105-C SOUTH MARKET COURT
SACRAMENTO, CA 95834
TELEPHONE (916) 925-5185
FAX (916) 927-2741

A. INTRODUCTION

         1. Purpose and Intent

         These signage guidelines have been established for O.P. Parcel 14, in order to provide a cohesive and coordinated signage system that aesthetically compliments the project architecture and ensures quality signage that promotes visual consistency throughout the project.

         It's intent is to promote individual business identity and preferences, tasteful innovation and to promote the marketability of the entire project as well as individual businesses.

         Standards have been set to regulate signage details including size, location, materials, methods of attachment, illumination, maintenance, durability, etc.

         It is the tenant's responsibility to submit to-scale design drawings to the landlord's representative. Drawings should specify construction materials, detailed methods of fabrication, colors, location plan and elevations.

         All tenant signage, prior to fabrication and installation, requires landlord approval and a standard City of Roseville sign permit.

[GRAPHIC LOGO OMITTED]

SACRAMENTO
4105-C SOUTH MARKET COURT
SACRAMENTO, CA 95834
TELEPHONE (916) 925-5185
FAX (916) 927-2741


MONUMENT SIGNS
--------------

         Per Exhibit A & B, there shall be one (1) main entrance monument sign in the size and configuration as shown for placement on Sunrise Boulevard. This display is primarily for the use of anchor and major tenants at the discretion of the landlord.

         The secondary monument signs shall have only one (1) anchor tenant identified as follows:

                  At Eureka Road - Shall not contain any copy for tenant of Building A. South Entrance - Sunrise Boulevard - Shall not contain any copy for tenant of Building D.

         Total of two (2) secondary monument signs.

                EXHIBIT B - Secondary Tenant I.D. Signs (2 ea.)
                -----------------------------------------------


                                [GRAPHIC OMITTED]

[GRAPHIC LOGO OMITTED]

SACRAMENTO
4105-C SOUTH MARKET COURT
SACRAMENTO, CA 95834
TELEPHONE (916) 925-5185
FAX (916) 927-2741


TENANT SIGNAGE:  Review, Approval & Permits

A. Tenant(s) shall submit or cause to be submitted to the Landlord for approval, four (4) copies of detailed design drawings indicating the location, size, copy layout, colors, materials, illumination and method of attachment. No signage shall be erected or fabricated prior to landlord approval or standard sign permit approval.

B. All permits for signs and their installation, required by the City of Roseville, shall be obtained by the tenant or it's representative, at Tenant's expense, prior to installation.

C.       All signs shall be constructed and installed at the tenant's expense.

D. Tenant shall be responsible for the fulfillment of all requirements and specifications, including those of the City of Roseville and Uniform Electric Code.

E. All signs shall be reviewed for conformance with these criteria and overall design quality. Approval or disapproval of sign submittals based on aesthetics of design shall remain the right of the landlord, or his authorized representative and the City of Roseville.

F. Tenant shall be responsible for the installation and maintenance of his signage. Should tenant's signage require maintenance or repair, landlord shall give tenant thirty (30) days written notice to effect said maintenance or repair. Should tenant fail to do same, landlord shall undertake repairs and tenant shall reimburse landlord within ten
         (10) days of receipt of invoice.

G. Sign company shall carry workman's compensation and public liability insurance against all damage suffered or done to any and all persons and/or property while engaged in the construction or erection of signs in the amount of $1,000,000. per occurrence.

[GRAPHIC LOGO OMITTED]

SACRAMENTO
4105-C SOUTH MARKET COURT
SACRAMENTO, CA 95834
TELEPHONE (916) 925-5185
FAX (916) 927-2741


                                GLOSSARY OF TERMS

        Acrylic        A rigid plastic material.

        Aluminum A silver-white, lightweight metal, often anodized for better corrosion resistance.

        Anchor Tenant  Single use tenant in building A or D.

        Anodize To provide a hard, noncorrosive, electrolytic, oxide film on the surface of a metal, particularly aluminum, by electrolytic action.

        Cabinet Style Internally illuminated "can" type sign with acrylic face. Sign

        Computer-cut   Letters out out of a thin sheet of vinyl material.
        vinyl letters

        Copy           The message (words) on a sign.

        Fascia         A flat horizontal member or molding on a building wall.

        Front          That portion of the exterior elevation of a building from
        Building       grade to the top of the roofline and the entire width of
        Facade         the building elevation, which has direct access to a
                       public street or right of way.

        Logo Symbol image of company; may or may not include words or letterforms.

        Major Tenant   Single use tenant in building B,C,E or P

        Roofline The line formed by the junction of the roof and the outside wall of any building.

        Silkscreened   A method of applying painted graphics to the face of the
        Graphics       sign.

[GRAPHIC LOGO OMITTED]

SACRAMENTO
4105-C SOUTH MARKET COURT
SACRAMENTO, CA 95834
TELEPHONE (916) 925-5185
FAX (916) 927-2741

Glossary, continued:


        Tenant Entry   That portion of the exterior elevation of a building from
        Facade         grade to the top of the roofline, and the entire width of
                       the building tenant frontage.

        Tenant In
        Free-Standing  Any tenant occupying leasable space in any of the
        Building       freestanding satellite buildings.

        Typeface       The single design of an alphabet.

[GRAPHIC LOGO OMITTED]

SACRAMENTO
4105-C SOUTH MARKET COURT
SACRAMENTO, CA 95834
TELEPHONE (916) 925-5185
FAX (916) 927-2741

GUIDELINE SPECIFICATIONS
------------------------

1.       Wall Mounted Tenant Identification

         Function: To identify Anchor Tenant, Major Tenant, In-Line Tenant and Tenant in Freestanding Building.

         (a)      Anchor Tenant (Building A, D)

         Location: On building wall, in "zone" designated by landlord's architect (see Exhibit B and B-1, below), Sign may not come within 1'0" of the top, bottom and sides of this zone. In no case may the sign extend beyond the roof parapet.

         Sign Content: Tenant's sign shall consist of the name and/or logo of the business occupying the space.

         Quantity: One sign at or near Tenant's main entrance, plus not more than one similar sign for the rear elevation of the building.

         Size: Maximum letter height for the front elevation for Building A & D is 4'0" for primary name identification, ie: "PACE", "THE HOME DEPOT", with same applying to the rear elevation as follows: Building A - 4'0", Building D - 3'0". The secondary signage associated with "PACE" and "THE HOME DEPOT", business name/logo ie: Pace, Membership Warehouse, The Home Depot, California's Do-It-Your-Self Warehouse, shall be allowed on the front elevation only. and shall be proportionate to each tenant's normal layout and size. To be subject to landlord approval and the City of Roseville approval for size, square footage & placement, prior to fabrication and installation. Depth of letters is 10", maximum.

[GRAPHIC LOGO OMITTED]

SACRAMENTO
4105-C SOUTH MARKET COURT
SACRAMENTO, CA 95834
TELEPHONE (916) 925-5185
FAX (916) 927-2741

Guideline Specifications, continued:


         (b)      Major Tenants (Buildings B,C,E,O & P)

         Location: On building wall, in "zone" designated by landlord's architect (see Exhibit C and C-1, below) Sign may not come within 1'0" of the top, bottom and sides of this zone. In no case may the sign extend beyond the roof parapet.

         Sign Content: Tenant's sign shall consist of the name and/or logo of the business occupying the space, and may also include up to three (3) words describing products or services.

         Quantity: One sign at or near tenant's main entrance.

         Size: Letter height, Building B: 3'0" maximum, Buildings C,E,O, & P:
         4'0" maximum, for tenant's name and/or logo; 12" minimum. Depths of letters: 8" maximum for tenant's name and/or logo; 5" for words describing products or services. Each sign's area is limited to 20% of the front building facade, up to a maximum of 200 square feet per building.

         (c)      Tenant in Freestanding Buildings (Buildings F, G, H, J, K, L,
                  M & N)

         Location: On building wall in "zone" designated and approved by landlord's architect (see Exhibit E below). Sign may not be located closer than 1'0" from the sides of the wall or roofline, and no closer than 4'0" from the ground. If sign is located directly adjacent to a pedestrian walkway, sign may be located no closer than 8'0" from the ground (see Exhibit F, below). In no case may the sign extend beyond the roof parapet.

         Sign Content: Tenant's sign shall consist only of the name and/or logo of the business occupying the space.

[GRAPHIC LOGO OMITTED]

SACRAMENTO
4105-C SOUTH MARKET COURT
SACRAMENTO, CA 95834
TELEPHONE (916) 925-5185
FAX (916) 927-2741


Guideline Specifications, continued:


         Quantity: One sign per tenant is permitted, unless occupied by a single tenant when two (2) signs would be permitted.

         Size: 12" height minimum, 2'0" maximum for tenant's name and/or logo. Depth of letters, 8" maximum. Sign area is limited to 20% of the front building facade, up to a maximum of 200 square feet per building.

                                   EXHIBIT B-1
                                   -----------


                           Main entrance signage zone



       [GRAPHIC OMITTED]                              [GRAPHIC OMITTED]
         BUILDING D                                       BUILDING A



                           Rear elevation signage zone



       [GRAPHIC OMITTED]                              [GRAPHIC OMITTED]
         BUILDING D                                       BUILDING A

                                    EXHIBIT C
                                    ---------


                           Main entrance signage zone



                                [GRAPHIC OMITTED]
                                   BUILDING P

                                   EXHIBIT C-1
                                   -----------



                           Main entrance Signage Zone


                                [GRAPHIC OMITTED]
                                   BUILDING E

                       EXHIBIT D - Typical in-line tenant
                       ---------   ----------------------



                          Shop Storefront Signage Zone
                                [GRAPHIC OMITTED]

                   Optional signage zone-typical where allowed


                                [GRAPHIC OMITTED]



                                   EXHIBIT E

                                VierraMooreSantos
                            MANAGEMENT SERVICES, INC.
                      REAL ESTATE MANAGEMENT AND BROKERAGE

January 14, 1998

Dave Mastro
A & A Properties, Inc.
8615 Elder Creek Road, Suite 200
Sacramento, CA  95828                                      VIA FACSIMILE

RE:      CENTERPOINTE MARKETPLACE
         ROSEVILLE, CA

Dear Dave:

In follow up to our meeting and phone conversations, attached are the proposed budgets for the operation and maintenance of the common areas at Centerpointe Marketplace. Based upon the historical expenses you provided and my own estimates, I prepared two budgets. I did a complete walk through of the common areas with Jim Bennett of Scenic Landscaping on December 31st. Based upon my inspection, the common areas are in need of improvements, including tree/plant replacement, tree trimming/staking, turf/color replacement, sign replacements at entrances, irrigation repairs, asphalt/concrete repairs, striping/painting and general site repairs.

The first budget (common area) is the estimated expenses for the maintenance and management of the common area landscaping and entrances shared by all property owners, including Pace and Home Depot. This budget includes funds for landscape and site improvements to enhance the center as well as regular operational expenses for the existing landscape improvements.

The second budget (parking lot) excludes the parking lots for Pace and Home Depot. This budget is for the maintenance, future sealing and restriping of the existing parking lots and sidewalks. This budget provides for the weekly sweeping, trash pickup, sign repairs/replacement, parking lot light maintenance and reserves for the future sealing and striping of the existing parking areas excluding Pace and Home Depot. This budget can be adjusted to add additional parking areas on the vacant parcels and Home/Pace parcels if they decide to join the program. The square footages of the pavement areas is estimated based upon the parcel acreage less the building square footage adjusted for non paved areas. This number could be fine tuned if you have some engineers or site development actuals for the paved areas. This budget does not include the cost of electricity for the parking lot lights as I believe they run off the individual buildings.

--------------------------------------------------------------------------------
4609 Quail Lakes Dr.,          2309 "K" Street,         140 Mayhew Way,
Suite 5                        Suite 250                Suite 506
Stockton, CA  95207            Sacramento, CA  95816    Pleasant Hill, CA  94523
P.O. Box 7915 Zip 95287        (916) 444-5303           (510) 938-1506
(209) 957-7027 Fax 957-7048    Fax  448-3927            Fax  938-0537

January 14, 1998

Please review the enclosed and advise me of any changes. I would be available to meet with you and Jack at your convenience to further discuss the proposed budgets.

Sincerely,

/s/ GEORGE W. MOORE
-------------------------------
George W. Moore
President

GWM:rfw

Enc.

CENTERPOINTEMASTRO01.14.98


                CENTERPOINTE MARKETPLACE COMMON AREA 1998 BUDGET
                      15 PARCELS - EFFECTIVE JANUARY 1, 1998
---------------------------------------------------------- --------------- ---------------

DESCRIPTION                                                   MONTHLY          TOTAL
                                                               TOTAL          ANNUAL
---------------------------------------------------------- --------------- ---------------

INCOME
---------------------------------------------------------- --------------- ---------------
Assessments                                                       5,500.00          66,000
---------------------------------------------------------- --------------- ---------------
EXPENSES
---------------------------------------------------------- --------------- ---------------
Landscape Maintenance                                             3,600.00          43,200
---------------------------------------------------------- --------------- ---------------
Landscape Improvements (bark, tree &                                800.00           9,600
plant replacement, trimming)
---------------------------------------------------------- --------------- ---------------
Site Improvements (signs, entrances,                                200.00           2,400
etc.)
---------------------------------------------------------- --------------- ---------------
Misc. Repairs                                                       100.00           1,200
---------------------------------------------------------- --------------- ---------------
Irrigation Water/Electricity                                        166.67           2,000
---------------------------------------------------------- --------------- ---------------
Telephone Monitoring Irr. System                                     33.33             400
---------------------------------------------------------- --------------- ---------------
Management Fee                                                      500.00           6,000
---------------------------------------------------------- --------------- ---------------
Accounting                                                           50.00             600
---------------------------------------------------------- --------------- ---------------
Misc. Contingency                                                    50.00             600
---------------------------------------------------------- --------------- ---------------
TOTAL EXPENSES                                                    5,500.00          66,000
---------------------------------------------------------- --------------- ---------------

                               ASSESSMENT SUMMARY
----------------------------- ----------------- -------------- -------------  ------------  ------------
                                                                    % OF
PARCEL #                           OWNER            LAND         EXPENSES        TOTAL         TOTAL
BUILDING                                            ACRES      (parcel acres:   MONTHLY        ANNUAL
                                                                total acres:   ASSESSMENT    ASSESSMENT
                                                                   10:8)
----------------------------- ----------------- -------------- -------------  ------------  ------------
1 F                           The Shop                  0.3444          0.84% $      46.43  $        557
----------------------------- ----------------- -------------- -------------  ------------  ------------
2 F                           OfficeMax                 2.0532          5.03% $     276.78  $      3,321
----------------------------- ----------------- -------------- -------------  ------------  ------------
3 E                           PetsMart                  2.0087          4.92% $     270.78  $      3,249
----------------------------- ----------------- -------------- -------------  ------------  ------------
4 A                           Home Depot                9.7219         23.83% $   1,310.55  $     15,727
----------------------------- ----------------- -------------- -------------  ------------  ------------
7 B                           Vacant                    3.2216          7.90% $     434.28  $      5,211
----------------------------- ----------------- -------------- -------------  ------------  ------------
8 O                           Completed                 0.6364          1.56% $      85.79  $      1,029
----------------------------- ----------------- -------------- -------------  ------------  ------------
9 C                           Completed                 4.6389         11.37% $     625.34  $      7,504
----------------------------- ----------------- -------------- -------------  ------------  ------------
10 D                          Pace/Sams Club           11.5053         28.20% $   1,550.96  $     18,612
----------------------------- ----------------- -------------- -------------  ------------  ------------
12 M                          Vacant                    0.6793          1.67% $      91.57  $      1,099
----------------------------- ----------------- -------------- -------------  ------------  ------------
13 L                          Vacant                    1.2483          3.06% $     168.28  $      2,019
----------------------------- ----------------- -------------- -------------  ------------  ------------
14 J                          Vacant                    1.1883          2.91% $     160.19  $      1,922
----------------------------- ----------------- -------------- -------------  ------------  ------------
15 K                          Vacant                    1.3088          3.21% $     176.43  $      2,117
----------------------------- ----------------- -------------- -------------  ------------  ------------
16 N                          Wendys                    0.9773          2.40% $     131.74  $      1,581
----------------------------- ----------------- -------------- -------------  ------------  ------------
17 H                          Taco Bell                 0.6648          1.63% $      89.62  $      1,075
----------------------------- ----------------- -------------- -------------  ------------  ------------
18                            Home Depot                0.6045          1.48% $      81.49  $        978
                              Parking
----------------------------- ----------------- -------------- -------------  ------------  ------------
TOTAL                                                  40.8017        100.00% $   5,500.23  $     66,000
----------------------------- ----------------- -------------- -------------  ------------  ------------


                       CENTERPOINT MARKETPLACE PARKING LOT
                        OPERATING AND RESERVE 1998 BUDGET
                                   13 PARCELS

---------------------------------------------------------- --------------- ---------------
DESCRIPTION                                                    MONTHLY         TOTAL
                                                                TOTAL          ANNUAL
---------------------------------------------------------- --------------- ---------------
INCOME
---------------------------------------------------------- --------------- ---------------
Assessments                                                       3,201.17          38,414
---------------------------------------------------------- --------------- ---------------
EXPENSES
---------------------------------------------------------- --------------- ---------------
Sweeping                                                            600.00           7,200
---------------------------------------------------------- --------------- ---------------
Porter Service Trash                                                200.00           2,400
---------------------------------------------------------- --------------- ---------------
Light Repairs                                                       200.00           2,400
---------------------------------------------------------- --------------- ---------------
Sign Repairs                                                        100.00           1,200
---------------------------------------------------------- --------------- ---------------
Misc. Repairs                                                       200.00           2,400
---------------------------------------------------------- --------------- ---------------
Management                                                          500.00           6,000
---------------------------------------------------------- --------------- ---------------
Reserves*                                                         1,300.00          15,600
---------------------------------------------------------- --------------- ---------------
Misc. Contingency                                                   100.00           1,200
---------------------------------------------------------- --------------- ---------------
TOTAL EXPENSES                                                    3,200.00          38,400
---------------------------------------------------------- --------------- ---------------


                                                                   EST.
                                                 REPLACEMENT     REMAINING      YEARLY
RESERVES                          SQ. FT.           COST           LIFE         RESERVE
----------------------------- ----------------- -------------- -------------  ------------
Parking Lot                              312000    0.05 S.F.      4 years        15,600.00
----------------------------- ----------------- -------------- -------------  ------------

                               ASSESSMENT SUMMARY

----------------------------- ----------------- -------------- -------------  ------------  ------------
PARCEL #                           OWNER            LAND       % OF EXPENSES     MONTHLY       ANNUAL
BUILDING                                            ACRES                      ASSESSMENT    ASSESSMENT
----------------------------- ----------------- -------------- -------------  ------------  ------------
1 F                           The Shop                  0.3444          1.82% $      58.10  $     697.15
----------------------------- ----------------- -------------- -------------  ------------  ------------
2 P                           OfficeMax                 2.0532         10.82% $     346.35  $   4,156.19
----------------------------- ----------------- -------------- -------------  ------------  ------------
3 E                           PetsMart                  2.0087         10.59% $     338.84  $   4,066.11
----------------------------- ----------------- -------------- -------------  ------------  ------------
7 B                           Vacant                    3.2216         16.98% $     543.44  $   6,521.32
----------------------------- ----------------- -------------- -------------  ------------  ------------
8 O                           Completed                 0.6364          3.35% $     107.35  $   1,288.23
----------------------------- ----------------- -------------- -------------  ------------  ------------
9 C                           Completed                 4.6389         24.45% $     782.52  $   9,390.29
----------------------------- ----------------- -------------- -------------  ------------  ------------
12 M                          Vacant                    0.6793          3.58% $     114.59  $   1,375.07
----------------------------- ----------------- -------------- -------------  ------------  ------------
13 L                          Vacant                    1.2483          6.58% $     210.57  $   2,526.87
----------------------------- ----------------- -------------- -------------  ------------  ------------
14 J                          Vacant                    1.1883          6.26% $     200.45  $   2,405.41
----------------------------- ----------------- -------------- -------------  ------------  ------------
15 K                          Vacant                    1.3088          6.90% $     220.78  $   2,649.34
----------------------------- ----------------- -------------- -------------  ------------  ------------
16 N                          Wendys                    0.9773          5.15% $     164.86  $   1,978.30
----------------------------- ----------------- -------------- -------------  ------------  ------------
17 H                          Taco Bell                 0.6648          3.50% $     112.14  $   1,345.72
----------------------------- ----------------- -------------- -------------  ------------  ------------
TOTAL                                                    18.97        100.00% $   3,200.00  $  38,400.00
----------------------------- ----------------- -------------- -------------  ------------  ------------

[GRAPHIC LOGO OMITTED]

SACRAMENTO
4105-C SOUTH MARKET COURT
SACRAMENTO, CA 95834
TELEPHONE (916) 925-5185
FAX (916) 927-2741

Glossary, continued:


        Tenant Entry   That portion of the exterior elevation of a building from
        Facade         grade to the top of the roofline, and the entire width of
                       the building tenant frontage.

        Tenant In Free-
        standing
        Building Any tenant occupying leasable space in any of the freestanding satellite buildings.

        Typeface       The single design of an alphabet.

[GRAPHIC LOGO OMITTED]

SACRAMENTO
4105-C SOUTH MARKET COURT
SACRAMENTO, CA 95834
TELEPHONE (916) 925-5185
FAX (916) 927-2741

GUIDELINE SPECIFICATIONS
------------------------


1.       Wall Mounted Tenant Identification

         Function: To identify Anchor Tenant, Major Tenant, In-Line Tenant and Tenant in Freestanding Building.

         (a)      Anchor Tenant (Building A, D)

         Location: On building wall, in "zone" designated by landlord's architect (see Exhibit B and B-1, below). Sign may not come within 1'0" of the top, bottom and sides of this zone. In no case may the sign extend beyond the roof parapet.

         Sign Content: Tenant's sign shall consist of the name and/or logo of the business occupying the space.

         Quantity: One sign at or near Tenant's main entrance, plus not more than one similar sign for the rear elevation of the building.

         Size: Maximum letter height for the front elevation for Building A & D is 4'0" for primary name identification, ie: "PACE", "THE HOME DEPOT", with same applying to the rear elevation as follows: Building A - 4'0", Building D - 3'0". The secondary signage associated with "PACE" and "THE HOME DEPOT", business name/logo ie: Pace, Membership Warehouse, The Home Depot, California's Do-It-Your-Self Warehouse, shall be allowed on the front elevation only. and shall be proportionate to each tenant's normal layout and size. To be subject to landlord approval and the City of Roseville approval for size, square footage & placement, prior to fabrication and installation. Depth of letters is 10", maximum.

[GRAPHIC LOGO OMITTED]

SACRAMENTO
4105-C SOUTH MARKET COURT
SACRAMENTO, CA 95834
TELEPHONE (916) 925-5185
FAX (916) 927-2741

Guideline Specifications, continued:


         (b)      Major Tenants (Buildings B,C,E,O & P)

         Location: On building wall, in "zone" designated by landlord's architect (see Exhibit C and C-1, below) Sign may not come within 1'0" of the top, bottom and sides of this zone. In no case may the sign extend beyond the roof parapet.

         Sign Content: Tenant's sign shall consist of the name and/or logo of the business occupying the space, and may also include up to three (3) words describing products or services.

         Quantity: One sign at or near tenant's main entrance.

         Size: Letter height, Building B: 3'0" maximum, Buildings C,E,O & P:
         4'0" maximum, for tenant's name and/or logo; 12" minimum. Depths of letters: 8" maximum for tenant's name and/or logo; 5" for words describing products or services. Each sign's area is limited to 20% of the front building facade, up to a maximum of 200 square feet per building.

         (c)      Tenant in Freestanding Buildings (Buildings F, G, H, J, K, L,
                  M & N)

         Location: On building wall in "zone" designated and approved by landlord's architect (see Exhibit E below). Sign may not be located closer than 1'0" from the sides of the wall or roofline, and no closer than 4'0" from the ground. If sign is located directly adjacent to a pedestrian walkway, sign may be located no closer than 8'0" from the ground (see Exhibit F, below). In no case may the sign extend beyond the roof parapet.

         Sign Content: Tenant's sign shall consist only of the name and/or logo of the business occupying the space.

         Quantity: Freestanding buildings with two (2) or more tenants are permitted a maximum of two (2) wall signs per tenant, provided the signs for each tenant are located on different sides of the building and faces a public street, a parking lot, or a public entrance.

         Freestanding buildings with one (1) tenant are permitted a maximum of three (3) wall signs, provided each sign is located on a different side of the building and faced a public street, a parking lot, or a public entrance.

         Size: 12" height minimum, 2'0" maximum for tenant's name and 2'9" maximum for logo. Depth of letters 8" maximum. Sign area is limited to 20% of the front building facade, up to a maximum of 200 square feet per building.

                                   EXHIBIT B-1
                                   -----------


                           Main entrance signage zone



      [GRAPHIC OMITTED]                                [GRAPHIC OMITTED]
        BUILDING D                                        BUILDING A



                           Rear elevation signage zone



      [GRAPHIC OMITTED]                                [GRAPHIC OMITTED]
        BUILDING D                                        BUILDING A

                                    EXHIBIT C
                                    ---------


                           Main entrance signage zone



                                [GRAPHIC OMITTED]
                                   BUILDING P

                                   EXHIBIT C-1
                                   -----------


                           Main entrance Signage Zone



                                [GRAPHIC OMITTED]
                                   BUILDING E

                       EXHIBIT D - Typical in-line tenant
                       ---------   ----------------------



                          Shop Storefront Signage Zone
                                [GRAPHIC OMITTED]

                                    EXHIBIT E
                                    ---------



                           Main entrance signage zone
                                [GRAPHIC OMITTED]



                   Optional signage zone-typical where allowed
                                [GRAPHIC OMITTED]